Exhibit 99.4

$1,727,250,000

(Approximate)

NovaStar Mortgage, Inc.

Seller and Servicer

NovaStar Mortgage Funding Corporation

Depositor

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1. The Series Term Sheet has been prepared by Wachovia Capital Markets, LLC based on collateral information provided by NovaStar Mortgage, Inc. (“NovaStar”) for informational purposes only and is subject to modification or change. Although NovaStar provided Wachovia Capital Markets, LLC with certain information regarding the characteristics of the related collateral pool, it did not participate in the preparation of the Series Term Sheet. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Capital Markets, LLC (“Wachovia Securities”) does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the related securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Co-Lead Underwriters

Preliminary Term Sheet	Date Prepared: February 27, 2004

$1,727,250,000

(Approximate)

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1

Class(1,2,3)	Principal Amount ($)	WAL (Years) Call/Mat (4)	Payment Window (Mths) Call/Mat(4)	Expected Rating S&P / Moody’s	Assumed Final Distribution Date	Certificate Type
A-1A	$405,000,000	Not Marketed Hereby		AAA / Aaa	February 2034	Floating Rate Senior
A-1B	$45,000,000	2.66 / 2.98	1-82 / 1-180	AAA / Aaa	February 2034	Floating Rate Senior Mezz
A-2	$400,000,000	Not Marketed Hereby		AAA / Aaa	February 2034	Floating Rate Senior
A-3A	$243,000,000	0.69 / 0.69	1-16 / 1-16	AAA / Aaa	February 2034	Floating Rate Seq Senior
A-3B	$359,500,000	3.50 / 3.85	16-82 / 16-185	AAA / Aaa	February 2034	Floating Rate Seq Senior
M-1	$42,875,000	4.82 / 5.33	42-82 / 42-168	AA+ / Aa1	February 2034	Floating Rate Subordinate
M-2	$52,500,000	4.77 / 5.26	41-82 / 41-145	AA / Aa2	February 2034	Floating Rate Subordinate
M-3	$30,625,000	4.74 / 5.19	40-82 / 40-137	AA- / Aa3	February 2034	Floating Rate Subordinate
M-4	$26,250,000	4.72 / 5.15	39-82 / 39-131	A+ / A1	February 2034	Floating Rate Subordinate
M-5	$30,625,000	4.71 / 5.10	38-82 / 38-125	A+ / A2	February 2034	Floating Rate Subordinate
M-6	$21,875,000	4.68 / 5.03	38-82 / 38-117	A / A3	February 2034	Floating Rate Subordinate
B-1	$26,250,000	4.68 / 4.95	38-82 / 38-109	A- / Baa1	February 2034	Floating Rate Subordinate
B-2	$21,875,000	4.66 / 4.79	37-82 / 37-97	BBB / Baa2	February 2034	Floating Rate Subordinate
B-3	$21,875,000	4.46 / 4.46	37-82 / 37-83	BBB-/ Baa3	February 2034	Floating Rate Subordinate

Total:	$1,727,250,000

(1)	The Class A-1A Certificates are backed primarily by the cash flow from the Group IA Mortgage Loans (as defined herein ). The Class A-1B Certificates are backed primarily by the cash flow from the Group IB Mortgage Loans (as defined herein). The Class A-2 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class A-3A and Class A-3B Certificates are backed primarily by the cash flow from the Group III Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I-A Mortgage Loans, the Group I-B Mortgage Loans, the Group II Mortgage Loans and the Group III Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2)	The Class A-1A , Class A-1B, Class A-2, Class A-3A, Class A-3B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, B-2 and Class B-3 Certificates are priced to call. The margin on the Class A-1A, Class A-1B, Class A-2, Class A-3A and Class A-3B Certificates will double and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase by 1.5x after the clean-up call date.
(3)	See the applicable “Available Funds Cap Rate” herein.
(4)	See “Pricing Prepayment Speed” herein.

Wachovia Contacts:

Trading/Syndicate	Phone	E-mail Address
Blake O’Connor	(704) 715-7008	blake.oconnor@wachovia.com
Chris Choka	(704) 715-8300	chris.choka@wachovia.com
Ibo Incoglu	(704) 715-8300	ibrahim.incoglu@wachovia.com

Mortgage Finance	Phone	E-mail Address
Robert Perret	(704) 374-4868	robert.perret@wachovia.com
Sharvin Setoodeh	(704) 715-7632	sharvin.setoodeh@wachovia.com
John Grady	(704) 715-7903	john.grady@wachovia.com

Structuring	Phone	E-mail Address
Barbara Smith	(704) 383-8614	barbaram.smith@wachovia.com

Rating Agency Contacts:

Standard & Poor’s	Phone	E-mail Address
M. Scott Mason	(212) 438-2539	scott_mason@sandp.com
David Glehan	(212) 438-7324	david_glehan@sandp.com

Moody’s Investors Service	Phone	E-mail Address
Karin Kelner	(212) 553-7191	karin.kelner@moodys.com

SUMMARY OF TERMS

Depositor:	NovaStar Mortgage Funding Corporation.

Seller and Servicer:	NovaStar Mortgage, Inc. (“NovaStar”).

Co-Lead Underwriters:	Wachovia Capital Markets, LLC (“Wachovia Securities”) and Greenwich Capital Markets, Inc. (“RBS Greenwich Capital”).

Co-Underwriters:	Deutsche Bank Securities Inc., and Morgan Stanley & Co., Incorporated.

Trustee:	JP Morgan Chase Bank.

Custodian:	Wachovia Bank, N.A.

Swap Providers:	Wachovia Bank, N.A. (“Wachovia”) and Greenwich Capital Derivatives, Inc. (“GCD”).

Offered Certificates:	The Class A-1A Certificates (the “Group IA Certificates”) and the Class A-1B Certificates (the “Group IB Certificates”) the Class A-2 Certificates (the “Group II Certificates”) and the Class A-3A and Class A-3B Certificates (the “Group III Certificates,” or the “Class A-3 Certificates” and, when referred to in the aggregate together with the Group IA Certificates, the Group IB Certificates, the Group II Certificates and the Group III Certificates, the “Class A Certificates” or “Senior Certificates”), and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (together, the “Subordinate Certificates”). The Senior Certificates along with the Subordinate Certificates are referred to herein as the “Offered Certificates.”

Federal Tax Status:	The Offered Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:	The Offered Certificates will be available in book-entry form through DTC, and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:	For each Mortgage Loan, generally the later of (i) close of business on March 1, 2004, and (ii) the date of origination of such Mortgage Loan, or such other date specified in the related subsequent transfer instrument.

Expected Pricing Date:	On or about March [2], 2004.

Expected Closing Date:	On or about March [11], 2004.

Expected Settlement Date:	On or about March [11], 2004.

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in April 2004.

Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:	The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:	After the end of the Pre-funding Period, the Offered Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Eligibility:	After the end of the Pre-funding Period, the Class A-1A, Class A-2, Class A-3A and Class A-3B are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class A-1B and the Subordinate Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Denomination:	$25,000 minimum and multiples of $1,000 in excess thereafter.

Optional Termination:	The terms of the transaction allow for a clean-up call (the “Clean-up Call”) which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount on the Closing Date.

Pricing Prepayment Speed:	The Offered Certificates will be priced based on the following collateral prepayment assumptions (100% PPC):

FRM Loans: 22% HEP (2% - 22% CPR over 10 months, 22% CPR thereafter)

ARM Loans: 30% CPR

Initial Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $676,277,012, of which: (i) approximately $188,565,187 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing mortgage loans (the “Group IA Initial Mortgage Loans”), (ii) approximately $20,951,794 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the “Group IB Initial Mortgage Loans”), (iii) approximately $186,237,111 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the “Group II Initial Mortgage Loans”) and (iii) approximately $280,522,920 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the “Group III Initial Mortgage Loans” together with the Group IA, Group IB and Group II Initial Mortgage Loans, the “Initial Mortgage Loans”).

With respect to approximately 10.499% of the Initial Mortgage Loans, NovaStar also originated a second lien mortgage loan at the time of originating the first lien mortgage loan.

On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

Additional Mortgage Loans:	On the Closing Date, “Additional Mortgage Loans” will be added to the mortgage loan pool. The Additional Mortgage Loans are expected to have an aggregate principal balance of approximately $523,722,988 as of the related Cut-off Date, which will consist of approximately $146,031,041 of mortgage loans related to Group IA, approximately $16,225,478 of mortgage loans related to Group IB, approximately $144,228,391 of mortgage loans related to Group II, and approximately $217,238,079 of mortgage loans related to Group III. It is expected that the composition and characteristics of the Additional Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects. On the Closing Date, the Initial Mortgage Loans and Additional Mortgage Loans will comprise the “Closing Date Mortgage Loans.” The aggregate principal balance of the Closing Date Mortgage Loans will be approximately

$1,200,000,000, which will consist of approximately $334,596,228 of mortgage loans related to Group IA, approximately $37,177,272 of mortgage loans related to Group IB, approximately $330,465,501 of mortgage loans related to Group II and approximately $497,760,999 of mortgage loans related to Group III.

Pre-funding Amount:	On the Closing Date, the Trust will deposit approximately $550,000,000 (the “Pre-funding Amount”), which will consist of approximately $153,355,579 related to Group IA, approximately $17,039,596 related to Group IB, approximately $151,462,210 related to Group II and approximately $228,142,615 related to Group III, into an account (the “Pre-funding Account”). Funds on deposit in the Pre-funding Account will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period. It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) June [9], 2004.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by June [9], 2004, the Trust will apply the remaining amounts as a prepayment of principal to the Offered Certificates on the Distribution Date in June 2004. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

Pass-Through Rate:	The “Pass-Through Rate” on each Class of Offered Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Available Funds Cap Rate.

Formula Rate:	The “Formula Rate” on each Class of Offered Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) 11.00%.

Class A-1A Available
Funds Cap Rate:	The “Class A-1A Available Funds Cap Rate” on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group IA Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group IA Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group IA Mortgage Loans plus any related Pre-funding Amount.

Class A-1B Available
Funds Cap Rate:	The “Class A-1B Available Funds Cap Rate” on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group IB Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group IB Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group IB Mortgage Loans plus any related Pre-funding Amount.

Class A-2 Available
Funds Cap Rate:	The “Class A-2 Available Funds Cap Rate” on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group II Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group II Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount.

Class A-3 Available
Funds Cap Rate:	The “Class A-3 Available Funds Cap Rate” on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group III Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group III Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group III Mortgage Loans plus any related Pre-funding Amount.

Subordinate Available
Funds Cap Rate:	The “Subordinate Available Funds Cap Rate” on any Distribution Date is equal to the weighted average of the Class A-1A Available Funds Cap Rate, the Class A-1B Available Funds Cap Rate, the Class A-2 Available Funds Cap Rate and the Class A-3 Available Funds Cap Rate weighted by the related sub component principal balance.

The principal balance of the Group IA sub component is equal to the aggregate principal balance of the Group IA Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Class A-1A Certificates.

The principal balance of the Group IB sub component is equal to the aggregate principal balance of the Group IB Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Class A-1B Certificates.

The principal balance of the Group II sub component is equal to the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Class A-2 Certificates.

The principal balance of the Group III sub component is equal to the aggregate principal balance of the Group III Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Class A-3 Certificates.

If either (a) the aggregate principal balance of the Group IA Mortgage Loans has been reduced to zero on a prior Distribution Date or (b) the aggregate principal balance of the Group IB Mortgage Loans has been reduced to zero on a prior Distribution Date or (c) the aggregate principal balance of the Group II Mortgage loans has been reduced to zero on a prior Distribution Date, or (d) the aggregate principal balance of the Group III Mortgage loans has been reduced to zero on a prior Distribution Date, the related Available Funds Cap Rate for a Class of Certificates is equal to the Available Funds Cap Rate related to the Group or Groups with an aggregate principal balance greater than zero.

Available Funds
Cap Shortfall:	If on any Distribution Date the related Pass-Through Rate for any class of Offered Certificates is limited by the related Available Funds Cap Rate, the “Available Funds Cap Shortfall” for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest accrued on such class based on the related Available Funds Cap Rate and (ii) the unpaid portion of any related Available Funds Cap Shortfall from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Available Funds Cap Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Monthly Servicer Advances:	The Servicer is required to advance scheduled principal and interest (net of the servicing fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

Swap Agreements:	On the Closing Date, the Trustee will enter into multiple “Swap Agreements” with an initial aggregate notional amount of $1,030,000,000. Under each Swap Agreement, the trust shall make a payment equal to interest at the fixed-rate shown below on the related swap notional amount to the related Swap Provider and the trust will receive a payment of interest at One Month LIBOR on the related swap notional amount from the related Swap Provider, on each Distribution Date, accrued during the related swap accrual period, until the related swap is retired.

Swap Provider	Notional Amount	Fixed Rate	Maturity Date
Wachovia	$65,000,000	2.0575%	October 2005
Wachovia	$35,000,000	2.6788%	October 2006
GCD	$60,000,000	2.1950%	October 2005
GCD	$40,000,000	2.8000%	October 2006
GCD	$60,000,000	2.2700%	November 2005
GCD	$40,000,000	2.8800%	November 2006
Wachovia	$60,000,000	2.3900%	November 2005
Wachovia	$40,000,000	3.0275%	November 2006
GCD	$60,000,000	2.1425%	November 2005
GCD	$40,000,000	2.7425%	November 2006
Wachovia	$60,000,000	2.4640%	December 2005
Wachovia	$40,000,000	3.0470%	December 2006
GCD	$30,000,000	2.5100%	December 2005
GCD	$60,000,000	2.2475%	December 2005
GCD	$40,000,000	2.8275%	December 2006
GCD	$60,000,000	2.0925%	December 2005
GCD	$40,000,000	2.6675%	December 2006
Wachovia	$70,000,000	2.2800%	January 2006
Wachovia	$30,000,000	2.8800%	January 2007
GCD	$70,000,000	1.9600%	January 2006
GCD	$30,000,000	2.5350%	January 2007

Shown below is an effective aggregate swap notional amount schedule and a weighted average swap fixed rate schedule, calculated by aggregating all the individual swaps described previously. The schedule below assumes 100% PPC.

Distribution Date	Notional Amount	Weighted Average Fixed Rate
April 2004	$1,030,000,000	2.43671%
May 2004	$1,030,000,000	2.43671%
June 2004	$1,030,000,000	2.43671%
July 2004	$1,030,000,000	2.43671%
August 2004	$1,030,000,000	2.43671%
September 2004	$1,030,000,000	2.43671%
October 2004	$1,030,000,000	2.43671%
November 2004	$1,030,000,000	2.43671%
December 2004	$1,030,000,000	2.43671%
January 2005	$1,030,000,000	2.43671%
February 2005	$1,030,000,000	2.43671%
March 2005	$1,030,000,000	2.43671%
April 2005	$1,030,000,000	2.43671%
May 2005	$1,030,000,000	2.43671%
June 2005	$1,030,000,000	2.43671%
July 2005	$1,030,000,000	2.43671%
August 2005	$1,030,000,000	2.43671%
September 2005	$1,030,000,000	2.43671%
October 2005	$1,030,000,000	2.43671%
November 2005	$905,000,000	2.47997%
December 2005	$725,000,000	2.53273%
January 2006	$515,000,000	2.62658%
February 2006	$375,000,000	2.81570%
March 2006	$375,000,000	2.81570%
April 2006	$375,000,000	2.81570%
May 2006	$375,000,000	2.81570%
June 2006	$375,000,000	2.81570%
July 2006	$375,000,000	2.81570%
August 2006	$375,000,000	2.81570%
September 2006	$375,000,000	2.81570%
October 2006	$375,000,000	2.81570%
November 2006	$300,000,000	2.83377%
December 2006	$180,000,000	2.80072%
January 2007	$60,000,000	2.70750%

If on any Distribution Date the aggregate of the swap notional amounts exceeds the aggregate principal balance of the Offered Certificates, such excess notional amount (in increments of $10,000,000) will be released from the Swap Agreements and reassigned to NovaStar or its affiliate.

Credit Enhancement:	Consists of the following:

1) Mortgage Insurance;

2) Excess Cashflow;

3) the Overcollateralization Amount; and

4) Subordination

Mortgage Insurance
Policies:	Approximately 27.15% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. (“MGIC”), PMI Mortgage Insurance Co. (“PMI”) or Radian Guaranty Inc., (“Radian”) (such loans are the “Insured Mortgage Loans”). Approximately 67.41% of the Initial Mortgage Loans have an original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 5.52% of the Initial Mortgage Loans are first liens which have an original loan-to-value ratio less than or equal to 60% and are not insured.

Each mortgage insurance policy provided by MGIC, PMI or Radian insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55%, 51% and 50% respectively, of the original loan-to-value ratio of such mortgage loan. Approximately 99.80%, 0.17%, or 0.03% of the Insured Mortgage Loans are insured by MGIC, PMI or Radian respectively.

Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan.
Credit Enhancement
Percentages:

Initial Credit Enhancement On Closing Date		Expected Credit Enhancement On or After Crossover Date
Class	Percent	Class	Percent
A-1A	19.57	A-1A	36.57
A-1B, A-2, A-3A, A-3B	17.00	A-1B, A-2, A-3A, A-3B	34.00
Class M-1	14.55	Class M-1	29.10
Class M-2	11.55	Class M-2	23.10
Class M-3	9.80	Class M-3	19.60
Class M-4	8.30	Class M-4	16.60
Class M-5	6.55	Class M-5	13.10
Class M-6	5.30	Class M-6	10.60
Class B-1	3.80	Class B-1	7.60
Class B-2	2.55	Class B-2	5.10
Class B-3	1.30	Class B-3	2.60

Excess Cashflow:	The “Excess Cashflow” for any Distribution Date will be equal to the interest funds remaining after priority 1) and 2) (excluding the Excess Cashflow component of 2) under “Priority of Distributions.”

Overcollateralization
Amount:	The “Overcollateralization Amount” is equal to the excess of the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any outstanding Pre-funding Amount, over the aggregate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 1.30% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow, if any, will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

Required
Overcollateralization
Amount:	On any Distribution Date, the “Required Overcollateralization Amount” is equal to:

	(i)	prior to the Crossover Date, 1.30% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date.

	(ii)	on or after the Crossover Date, the greater of:

		a.	the lesser of:

(1) 1.30% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date; and

(2) 2.60% of the current aggregate principal balance of the Mortgage Loans; and

		b.	0.50% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date (the “OC Floor”).

On any Distribution Date on which a Trigger Event is in effect, the Required Overcollateralization Amount will be equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Crossover Date:	The earlier to occur of:

	(i)	the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero, and

	(ii)	the later to occur of:

		a.	the Distribution Date occurring in April 2007; and

		b.	the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 34.00%.

Credit Enhancement
Percentage:	The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans calculated prior to taking into account distributions of principal on the mortgage loans and prior to taking into account distributions on the certificates on such Distribution Date.

Limited
Cross-collateralization:	Under certain circumstances, to the extent available funds from one Group are insufficient to make a required payment of interest or principal on its related class or classes of Class A Certificates, then any remaining funds from the other Groups (after paying such amounts to the related class or classes of Class A Certificates) may be used to make such required payments of interest and principal.

Trigger Event:	A “Trigger Event” is in effect on any Distribution Date on or after the Crossover Date, if either (i) the three month average 60+ day delinquency percentage exceeds 17.00% or (ii) cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than:

Period	Losses	Period	Losses	Period	Losses	Period	Losses
37	3.75%	46	4.69%	55	5.63%	64	6.39%
38	3.85%	47	4.79%	56	5.73%	65	6.43%
39	3.96%	48	4.90%	57	5.83%	66	6.48%
40	4.06%	49	5.00%	58	5.94%	67	6.52%
41	4.17%	50	5.10%	59	6.04%	68	6.57%
42	4.27%	51	5.21%	60	6.15%	69	6.61%
43	4.38%	52	5.31%	61	6.25%	70	6.66%
44	4.48%	53	5.42%	62	6.30%	71	6.70%
45	4.58%	54	5.52%	63	6.34%	72 and after	6.75%

Realized Losses:	If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a “Realized Loss.” Realized Losses on the Mortgage Loans will be absorbed first by the Excess Cashflow, and second by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-3 Certificates, second to the Class B-2 Certificates, third to the Class B-1 Certificates, fourth to the Class M-6 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, ninth to the Class M-1 Certificates and tenth any remaining realized losses on the Class IA Mortgage Loans and Group IB Mortgage Loans to the Class A-1B Certificates. Realized losses will not be allocated to the Class A-1A, Class A-2 or Class A-3 Certificates.

Priority of
Distributions:	Available funds from the Mortgage Loans will be distributed as follows:

	1)	Interest funds, as follows: first to pay servicing fees, trustee fees, custodian fee and mortgage insurance fees, second, to the Supplemental Interest Trust, net swap payments owed to the Swap Providers, third, generally from interest collected in the related loan group, monthly interest plus any previously unpaid interest to the Class A-1A, Class A-1B, Class A-2 and Class A-3 (pro-rata among the Class A-3A and Class A-3B Certificates) Certificates; and, from interest collected on all four groups, fourth, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fifth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, sixth, monthly interest plus any previously unpaid interest to the Class M-3 Certificates, seventh, monthly interest plus any previously unpaid interest to the Class M-4 Certificates, eighth, monthly interest plus any previously unpaid interest to the Class M-5 Certificates, ninth, monthly interest plus any previously unpaid interest to the Class M-6 Certificates, tenth, monthly interest plus any previously unpaid interest to the Class B-1 Certificates, eleventh, monthly interest plus any previously unpaid interest to the Class B-2 Certificates and twelfth, monthly interest plus any previously unpaid interest to the Class B-3 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 2) and 3) below.

2)	Principal funds (including any amounts required to be taken from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount, net of any overcollateralization release amount), as follows: monthly principal to the Class A-1A, Class A-1B, Class A-2 and Class A-3 Certificates, generally based on principal collected in the related loan group, as described under “Principal Paydown”, then monthly principal to the Class M-1 Certificates as described under “Principal Paydown”, then monthly principal to the Class M-2 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-3 Certificates as described under “Principal Paydown,”, then monthly principal to the Class M-4 Certificates as described under “Principal Paydown”, then monthly principal to the Class M-5 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-6 Certificates as described under “Principal Paydown,” then monthly principal to the Class B-1 Certificates as described under “Principal Paydown,” then monthly principal to the Class B-2 Certificates as described under “Principal Paydown,” and then monthly principal to the Class B-3 Certificates as described under “Principal Paydown.”

3)	Any remaining Excess Cashflow to be deposited in the Supplemental Interest Trust.

Principal Paydown:	Any amounts distributable in regards to principal with respect to the Class A-1A Certificates will be distributed to the Class IA Certificates until its certificate principal balance is reduced to zero.

Any amounts distributable in regards to principal with respect to the Class A-1B Certificates will be distributed to the Class IB Certificates until its certificate principal balance is reduced to zero.

Any amounts distributable in regards to principal with respect to the Class A-2 Certificates will be distributed to the Class A-2 Certificates until its certificate principal balance is reduced to zero.

Any amounts distributable in regards to principal with respect to the Class A-3 Certificates will be distributed first to the Class A-3A Certificates, until its certificate principal balance is reduced to zero, and second, to the Class A-3B Certificates, until its certificate principal balance is reduced to zero.

Prior to the Crossover Date or if a Trigger Event is in effect, 100% of principal collected in each loan group (including Excess Cashflow used to pay principal) will be paid to each of the Class A-1A, Class A-1B, Class A-2 and Class A-3 Certificates respectively, provided, however, that if the principal balance of any class of the class A Certificates has been reduced to zero, amounts of principal collected in the related loan group will be distributed to the outstanding classes of Class A Certificates pro-rata, based on the principal collected in the related loan group, provided, further however, that if the Class A-1A, Class A-1B, Class A-2 and Class A-3 Certificates have all been retired, principal will be applied sequentially in the following order of priority: 1) Class M-1 Certificates, 2) Class M-2 Certificates, 3) Class M-3 Certificates, 4) Class M-4 Certificates, 5) Class M-5 Certificates, 6) Class M-6 Certificates, 7) Class B-1 Certificates, 8) Class B-2 Certificates and 9) Class B-3 Certificates.

On or after the Crossover Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first to the Class A-1A, Class A-1B, Class A-2 and Class A-3 Certificates, based on the principal collected in the related loan group, such that the Class A-1A, Class A-1B, Class A-2 and Class A-3 Certificates will have at least 34.00% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 29.10% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 23.10% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 19.60% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 16.60% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 13.10% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 10.60% credit enhancement, eighth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 7.60% credit enhancement, ninth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 5.10% credit enhancement, and tenth, to the Class B-3 Certificates such that the Class B-3 Certificates will have at least 2.60% credit enhancement (subject, in each case, to any overcollateralization floors), in each case until the related certificate principal balance is reduced to zero.

Supplemental Interest Trust:	Funds deposited into the Supplemental Interest Trust on a Distribution Date will include:

(i) the net swap payments owed to the Swap Providers for such Distribution Date,

(ii) any net swap payments received from the Swap Providers for such Distribution Date, and

(iii) Excess Cashflow deposited therein pursuant to 3) of “Priority of Distributions.”

Funds in the Supplemental Interest Trust will be distributed as follows:

1) First, to the Swap Providers, the net swap payments owed for such Distribution Date, if any.

2) Second, any Available Funds Cap Shortfall, pro-rata to the Offered Certificates based on certificate principal balance.

3) Third, to the Swap Providers, any swap termination payment.

4) Fourth, to the holders of the non-offered certificates, any remaining amounts.

The following information regarding the Initial Mortgage Loans is calculated as of the Statistical Calculation Date (after giving effect to scheduled payments due February 1, 2004). After the Statistical Calculation Date and prior to the Closing Date, Additional Mortgage Loans will be added to the Initial Mortgage Loans to comprise the Closing Date Mortgage Loans. The Additional Mortgage Loans will consist of mortgage loans closed after the Statistical Calculation Date and prior to the Closing Date. Additionally, after the Statistical Calculation Date, Subsequent Mortgage Loans will be added to the Trust. The Subsequent Mortgage Loans will consist of mortgage loans closed after both the Statistical Calculation Date and the Closing Date. It is expected that the composition and characteristics of the Additional Mortgage Loans and the Subsequent Mortgage Loans will be similar to the composition and characteristics of the Initial Mortgage Loans in all material respects.

The following information is preliminary and will be superseded by the description of the collateral contained in any subsequent term sheets and the related prospectus supplement.

Weighted Average Life Tables

Class A-1A to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	18.64	4.82	3.27	2.39	1.79	1.33	0.91
Modified Duration (yrs)	16.06	4.54	3.13	2.31	1.74	1.31	0.90
First Principal Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Principal Pay	12/25/32	10/25/17	06/25/13	01/25/11	07/25/09	07/25/08	06/25/06
Principal Window (mos)	345	163	111	82	64	52	27

Class A-1A to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	18.69	5.19	3.55	2.61	1.96	1.44	0.91
Modified Duration (yrs)	16.09	4.83	3.37	2.51	1.90	1.40	0.90
First Principal Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Principal Pay	03/25/34	08/25/30	09/25/24	11/25/19	08/25/16	04/25/14	06/25/06
Principal Window (mos)	360	317	246	188	149	121	27

Class A-1B to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	15.59	5.20	3.57	2.66	2.06	1.60	1.09
Modified Duration (yrs)	13.61	4.86	3.40	2.56	1.99	1.56	1.07
First Principal Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Principal Pay	12/25/32	10/25/17	06/25/13	01/25/11	07/25/09	07/25/08	06/25/06
Principal Window (mos)	345	163	111	82	64	52	27

Class A-1B to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	15.62	5.43	3.89	2.98	2.32	1.81	1.09
Modified Duration (yrs)	13.63	5.04	3.68	2.84	2.23	1.75	1.07
First Principal Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Principal Pay	02/25/34	01/25/28	05/25/21	03/25/19	03/25/18	09/25/15	06/25/06
Principal Window (mos)	359	286	206	180	168	138	27

Class A-2 to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	18.71	4.81	3.26	2.38	1.77	1.32	0.91
Modified Duration (yrs)	16.11	4.52	3.12	2.30	1.73	1.29	0.89
First Principal Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Principal Pay	12/25/32	10/25/17	06/25/13	01/25/11	07/25/09	07/25/08	06/25/06
Principal Window (mos)	345	163	111	82	64	52	27

Class A-2 to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	18.76	5.16	3.53	2.59	1.94	1.42	0.91
Modified Duration (yrs)	16.14	4.81	3.35	2.49	1.88	1.39	0.89
First Principal Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Principal Pay	03/25/34	07/25/30	07/25/24	10/25/19	07/25/16	03/25/14	06/25/06
Principal Window (mos)	360	316	244	187	148	120	27

*	Modified Duration based on 30/360 assumption.

Weighted Average Life Tables

Class A-3A to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	10.40	1.30	0.90	0.69	0.56	0.47	0.35
Modified Duration (yrs)	9.60	1.28	0.89	0.68	0.56	0.47	0.35
First Principal Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Principal Pay	06/25/21	10/25/06	12/25/05	07/25/05	03/25/05	01/25/05	10/25/04
Principal Window (mos)	207	31	21	16	12	10	7

Class A-3A to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	10.40	1.30	0.90	0.69	0.56	0.47	0.35
Modified Duration (yrs)	9.60	1.28	0.89	0.68	0.56	0.47	0.35
First Principal Pay	04/04/04	04/04/04	04/04/04	04/04/04	04/04/04	04/04/04	04/04/04
Last Principal Pay	06/25/21	10/25/06	12/25/05	07/25/05	03/25/05	01/25/05	10/25/04
Principal Window (mos)	207	31	21	16	12	10	7

Class A-3B to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	23.99	7.14	4.82	3.50	2.58	1.88	1.27
Modified Duration (yrs)	20.28	6.68	4.60	3.37	2.51	1.84	1.25
First Principal Pay	06/25/21	10/25/06	12/25/05	07/25/05	03/25/05	01/25/05	10/25/04
Last Principal Pay	12/25/32	10/25/17	06/25/13	01/25/11	07/25/09	07/25/08	06/25/06
Principal Window (mos)	139	133	91	67	53	43	21

Class A-3B to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	24.07	7.72	5.28	3.85	2.86	2.04	1.27
Modified Duration (yrs)	20.33	7.14	4.99	3.69	2.76	1.99	1.25
First Principal Pay	06/25/21	10/25/06	12/25/05	07/25/05	03/25/05	01/25/05	10/25/04
Last Principal Pay	03/25/34	06/25/30	06/25/24	08/25/19	06/25/16	02/25/14	06/25/06
Principal Window (mos)	154	285	223	170	136	110	21

Class M-1 to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.32	9.04	6.12	4.82	4.50	4.37	2.87
Modified Duration (yrs)	21.13	8.25	5.74	4.59	4.30	4.19	2.78
First Principal Pay	08/25/26	07/25/08	04/25/07	09/25/07	03/25/08	07/25/08	06/25/06
Last Principal Pay	12/25/32	10/25/17	06/25/13	01/25/11	07/25/09	07/25/08	02/25/07
Principal Window (mos)	77	112	75	41	17	1	9

Class M-1 to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.44	9.87	6.77	5.33	4.90	5.59	5.11
Modified Duration (yrs)	21.21	8.89	6.27	5.02	4.66	5.29	4.84
First Principal Pay	08/25/26	07/25/08	04/25/07	09/25/07	03/25/08	02/25/09	06/25/06
Last Principal Pay	01/25/34	02/25/27	11/25/20	03/25/18	05/25/15	04/25/13	03/25/11
Principal Window (mos)	90	224	164	127	87	51	58

*	Modified Duration based on 30/360 assumption.

Weighted Average Life Tables

Class M-2 to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.19	9.04	6.12	4.77	4.30	4.36	2.96
Modified Duration (yrs)	20.91	8.23	5.73	4.53	4.11	4.16	2.86
First Principal Pay	04/25/26	07/25/08	04/25/07	08/25/07	11/25/07	05/25/08	02/25/07
Last Principal Pay	12/25/32	10/25/17	06/25/13	01/25/11	07/25/09	07/25/08	02/25/07
Principal Window (mos)	81	112	75	42	21	3	1

Class M-2 to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.31	9.83	6.74	5.26	4.68	4.81	4.01
Modified Duration (yrs)	20.98	8.83	6.24	4.95	4.45	4.57	3.84
First Principal Pay	04/25/26	07/25/08	04/25/07	08/25/07	11/25/07	05/25/08	08/25/07
Last Principal Pay	01/25/34	04/25/26	01/25/20	04/25/16	09/25/13	11/25/11	06/25/09
Principal Window (mos)	94	214	154	105	71	43	23

Class M-3 to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.18	9.04	6.12	4.74	4.17	4.14	2.96
Modified Duration (yrs)	20.64	8.19	5.70	4.48	3.98	3.95	2.85
First Principal Pay	02/25/26	07/25/08	04/25/07	07/25/07	10/25/07	02/25/08	02/25/07
Last Principal Pay	12/25/32	10/25/17	06/25/13	01/25/11	07/25/09	07/25/08	02/25/07
Principal Window (mos)	83	112	75	43	22	6	1

Class M-3 to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.30	9.80	6.71	5.19	4.53	4.42	3.46
Modified Duration (yrs)	20.71	8.76	6.19	4.88	4.30	4.21	3.33
First Principal Pay	02/25/26	07/25/08	04/25/07	07/25/07	10/25/07	02/25/08	05/25/07
Last Principal Pay	12/25/33	04/25/25	03/25/19	08/25/15	02/25/13	05/25/11	02/25/09
Principal Window (mos)	95	202	144	98	65	40	22

Class M-4 to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.18	9.04	6.12	4.72	4.11	3.97	2.96
Modified Duration (yrs)	19.62	8.01	5.62	4.41	3.88	3.76	2.83
First Principal Pay	02/25/26	07/25/08	04/25/07	06/25/07	08/25/07	12/25/07	02/25/07
Last Principal Pay	12/25/32	10/25/17	06/25/13	01/25/11	07/25/09	07/25/08	02/25/07
Principal Window (mos)	83	112	75	44	24	8	1

Class M-4 to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.30	9.76	6.68	5.15	4.44	4.23	3.24
Modified Duration (yrs)	19.68	8.52	6.06	4.77	4.17	3.99	3.09
First Principal Pay	02/25/26	07/25/08	04/25/07	06/25/07	08/25/07	12/25/07	02/25/07
Last Principal Pay	11/25/33	07/25/24	09/25/18	02/25/15	09/25/12	02/25/11	12/25/08
Principal Window (mos)	94	193	138	93	62	39	23

*	Modified Duration based on 30/360 assumption.

Weighted Average Life Tables

Class M-5 to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.18	9.04	6.12	4.71	4.04	3.82	2.89
Modified Duration (yrs)	19.38	7.97	5.60	4.39	3.81	3.62	2.76
First Principal Pay	01/25/26	07/25/08	04/25/07	05/25/07	07/25/07	09/25/07	12/25/06
Last Principal Pay	12/25/32	10/25/17	06/25/13	01/25/11	07/25/09	07/25/08	02/25/07
Principal Window (mos)	84	112	75	45	25	11	3

Class M-5 to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.29	9.70	6.64	5.10	4.35	4.07	3.06
Modified Duration (yrs)	19.44	8.44	6.00	4.72	4.08	3.83	2.92
First Principal Pay	01/25/26	07/25/08	04/25/07	05/25/07	07/25/07	09/25/07	12/25/06
Last Principal Pay	11/25/33	10/25/23	02/25/18	08/25/14	05/25/12	10/25/10	09/25/08
Principal Window (mos)	95	184	131	88	59	38	22

Class M-6 to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.18	9.04	6.12	4.68	4.00	3.72	2.78
Modified Duration (yrs)	18.79	7.86	5.54	4.33	3.75	3.50	2.65
First Principal Pay	01/25/26	07/25/08	04/25/07	05/25/07	06/25/07	08/25/07	11/25/06
Last Principal Pay	12/25/32	10/25/17	06/25/13	01/25/11	07/25/09	07/25/08	02/25/07
Principal Window (mos)	84	112	75	45	26	12	4

Class M-6 to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.28	9.62	6.57	5.03	4.27	3.93	2.93
Modified Duration (yrs)	18.84	8.26	5.89	4.62	3.98	3.69	2.79
First Principal Pay	01/25/26	07/25/08	04/25/07	05/25/07	06/25/07	08/25/07	11/25/06
Last Principal Pay	09/25/33	08/25/22	03/25/17	12/25/13	10/25/11	04/25/10	05/25/08
Principal Window (mos)	93	170	120	80	53	33	19

Class B-1 to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.18	9.04	6.12	4.68	3.97	3.65	2.69
Modified Duration (yrs)	18.22	7.76	5.49	4.30	3.70	3.42	2.55
First Principal Pay	01/25/26	07/25/08	04/25/07	05/25/07	05/25/07	06/25/07	09/25/06
Last Principal Pay	12/25/32	10/25/17	06/25/13	01/25/11	07/25/09	07/25/08	02/25/07
Principal Window (mos)	84	112	75	45	27	14	6

Class B-1 to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.26	9.48	6.47	4.95	4.18	3.80	2.81
Modified Duration (yrs)	18.26	8.06	5.76	4.52	3.87	3.56	2.66
First Principal Pay	01/25/26	07/25/08	04/25/07	05/25/07	05/25/07	06/25/07	09/25/06
Last Principal Pay	08/25/33	07/25/21	05/25/16	04/25/13	04/25/11	11/25/09	02/25/08
Principal Window (mos)	92	157	110	72	48	30	18

*	Modified Duration based on 30/360 assumption.

Weighted Average Life Tables

Class B-2 to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.18	9.04	6.12	4.66	3.93	3.57	2.62
Modified Duration (yrs)	18.01	7.72	5.47	4.27	3.65	3.34	2.49
First Principal Pay	01/25/26	07/25/08	04/25/07	04/25/07	05/25/07	05/25/07	08/25/06
Last Principal Pay	12/25/32	10/25/17	06/25/13	01/25/11	07/25/09	07/25/08	02/25/07
Principal Window (mos)	84	112	75	46	27	15	7

Class B-2 to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.22	9.24	6.28	4.79	4.03	3.64	2.68
Modified Duration (yrs)	18.02	7.86	5.59	4.37	3.73	3.40	2.54
First Principal Pay	01/25/26	07/25/08	04/25/07	04/25/07	05/25/07	05/25/07	08/25/06
Last Principal Pay	05/25/33	11/25/19	02/25/15	04/25/12	07/25/10	04/25/09	09/25/07
Principal Window (mos)	89	137	95	61	39	24	14

Class B-3 to Optional Termination

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.05	8.65	5.85	4.46	3.75	3.38	2.49
Modified Duration (yrs)	15.69	7.04	5.05	3.98	3.40	3.10	2.32
First Principal Pay	12/25/25	07/25/08	04/25/07	04/25/07	04/25/07	04/25/07	07/25/06
Last Principal Pay	12/25/32	10/25/17	06/25/13	01/25/11	07/25/09	07/25/08	02/25/07
Principal Window (mos)	85	112	75	46	28	16	8

Class B-3 to Maturity

Prepayment Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	200% PPC
WAL (yrs)	26.05	8.65	5.85	4.46	3.75	3.38	2.49
Modified Duration (yrs)	15.69	7.04	5.05	3.98	3.40	3.10	2.32
First Principal Pay	12/25/25	07/25/08	04/25/07	04/25/07	04/25/07	04/25/07	07/25/06
Last Principal Pay	12/25/32	11/25/17	07/25/13	02/25/11	08/25/09	07/25/08	03/25/07
Principal Window (mos)	85	113	76	47	29	16	9

*	Modified Duration based on 30/360 assumption.

Effective Class A-1A Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate
1	11.00000%
2	11.00000%
3	11.00000%
4	11.00000%
5	11.00000%
6	11.00000%
7	11.00000%
8	11.00000%
9	11.00000%
10	11.00000%
11	11.00000%
12	11.00000%
13	11.00000%
14	11.00000%
15	11.00000%
16	11.00000%
17	11.00000%
18	11.00000%
19	11.00000%
20	11.00000%
21	11.00000%
22	11.00000%
23	11.00000%
24	11.00000%
25	11.00000%
26	11.00000%
27	11.00000%
28	11.00000%
29	11.00000%
30	11.00000%
31	11.00000%
32	11.00000%
33	11.00000%
34	10.57758%
35	9.08585%
36	10.40646%
37	9.64010%
38	10.22998%
39	9.89300%
40	10.21575%
41	9.87919%
42	10.14243%
43	10.68858%
44	10.56138%
45	10.90466%
46	10.54433%
47	10.53574%
48	11.00000%
49	10.99063%
50	11.00000%
51	11.00000%
52	11.00000%
53	11.00000%
54	11.00000%
55	11.00000%
56	11.00000%
57	11.00000%
58	11.00000%
59	11.00000%
60	11.00000%
61	11.00000%
62	11.00000%
63	11.00000%
64	11.00000%
65	11.00000%
66	11.00000%
67	11.00000%
68	11.00000%
69	11.00000%
70	11.00000%
71	11.00000%
72	11.00000%
73	11.00000%
74	11.00000%
75	11.00000%
76	11.00000%
77	11.00000%
78	11.00000%
79	11.00000%
80	11.00000%
81	11.00000%
82	10.98067%

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR, 6-Month LIBOR and 1-Year CMT, using 100% PPC.
(2)	Includes swap payments received by the trust from the Swap Providers.

Effective Class A-1B Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate
1	11.00000%
2	11.00000%
3	11.00000%
4	11.00000%
5	11.00000%
6	11.00000%
7	11.00000%
8	11.00000%
9	11.00000%
10	11.00000%
11	11.00000%
12	11.00000%
13	11.00000%
14	11.00000%
15	11.00000%
16	11.00000%
17	11.00000%
18	11.00000%
19	11.00000%
20	11.00000%
21	11.00000%
22	11.00000%
23	11.00000%
24	11.00000%
25	11.00000%
26	11.00000%
27	11.00000%
28	11.00000%
29	11.00000%
30	11.00000%
31	11.00000%
32	11.00000%
33	11.00000%
34	11.00000%
35	10.34607%
36	11.00000%
37	10.50461%
38	11.00000%
39	10.66702%
40	11.00000%
41	10.81665%
42	10.81934%
43	11.00000%
44	11.00000%
45	11.00000%
46	11.00000%
47	11.00000%
48	11.00000%
49	11.00000%
50	11.00000%
51	11.00000%
52	11.00000%
53	11.00000%
54	11.00000%
55	11.00000%
56	11.00000%
57	11.00000%
58	11.00000%
59	11.00000%
60	11.00000%
61	11.00000%
62	11.00000%
63	11.00000%
64	11.00000%
65	11.00000%
66	11.00000%
67	11.00000%
68	11.00000%
69	11.00000%
70	11.00000%
71	11.00000%
72	11.00000%
73	11.00000%
74	11.00000%
75	11.00000%
76	11.00000%
77	11.00000%
78	11.00000%
79	11.00000%
80	11.00000%
81	11.00000%
82	11.00000%

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR, 6-Month LIBOR and 1-Year CMT, using 100% PPC.
(2)	Includes swap payments received by the trust from the Swap Providers.

Effective Class A-2 Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate
1	11.00000%
2	11.00000%
3	11.00000%
4	11.00000%
5	11.00000%
6	11.00000%
7	11.00000%
8	11.00000%
9	11.00000%
10	11.00000%
11	11.00000%
12	11.00000%
13	11.00000%
14	11.00000%
15	11.00000%
16	11.00000%
17	11.00000%
18	11.00000%
19	11.00000%
20	11.00000%
21	11.00000%
22	11.00000%
23	11.00000%
24	11.00000%
25	11.00000%
26	11.00000%
27	11.00000%
28	11.00000%
29	11.00000%
30	11.00000%
31	11.00000%
32	11.00000%
33	11.00000%
34	10.73646%
35	9.56332%
36	10.59619%
37	9.81903%
38	10.42387%
39	10.08264%
40	10.41120%
41	10.32788%
42	10.33351%
43	10.88972%
44	10.76041%
45	11.00000%
46	10.74507%
47	10.99307%
48	11.00000%
49	11.00000%
50	11.00000%
51	11.00000%
52	11.00000%
53	11.00000%
54	11.00000%
55	11.00000%
56	11.00000%
57	11.00000%
58	11.00000%
59	11.00000%
60	11.00000%
61	11.00000%
62	11.00000%
63	11.00000%
64	11.00000%
65	11.00000%
66	11.00000%
67	11.00000%
68	11.00000%
69	11.00000%
70	11.00000%
71	11.00000%
72	11.00000%
73	11.00000%
74	11.00000%
75	11.00000%
76	11.00000%
77	11.00000%
78	11.00000%
79	11.00000%
80	11.00000%
81	11.00000%
82	11.00000%

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR, 6-Month LIBOR and 1-Year CMT, using 100% PPC.
(2)	Includes swap payments received by the trust from the Swap Providers.

Effective Class A-3 Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate
1	11.00000%
2	11.00000%
3	11.00000%
4	11.00000%
5	11.00000%
6	11.00000%
7	11.00000%
8	11.00000%
9	11.00000%
10	11.00000%
11	11.00000%
12	11.00000%
13	11.00000%
14	11.00000%
15	11.00000%
16	11.00000%
17	11.00000%
18	11.00000%
19	11.00000%
20	11.00000%
21	11.00000%
22	11.00000%
23	11.00000%
24	11.00000%
25	11.00000%
26	11.00000%
27	11.00000%
28	11.00000%
29	11.00000%
30	11.00000%
31	11.00000%
32	11.00000%
33	11.00000%
34	10.55237%
35	9.38089%
36	10.40080%
37	9.64372%
38	10.24357%
39	9.90730%
40	10.23096%
41	10.15373%
42	10.16536%
43	10.71954%
44	10.59816%
45	10.94409%
46	10.58327%
47	10.83174%
48	11.00000%
49	11.00000%
50	11.00000%
51	11.00000%
52	11.00000%
53	11.00000%
54	11.00000%
55	11.00000%
56	11.00000%
57	11.00000%
58	11.00000%
59	11.00000%
60	11.00000%
61	11.00000%
62	11.00000%
63	11.00000%
64	11.00000%
65	11.00000%
66	11.00000%
67	11.00000%
68	11.00000%
69	11.00000%
70	11.00000%
71	11.00000%
72	11.00000%
73	11.00000%
74	11.00000%
75	11.00000%
76	11.00000%
77	11.00000%
78	11.00000%
79	11.00000%
80	11.00000%
81	11.00000%
82	11.00000%

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR, 6-Month LIBOR and 1-Year CMT, using 100% PPC.
(2)	Includes swap payments received by the trust from the Swap Providers.

Effective Subordinate Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate
1	11.00000%
2	11.00000%
3	11.00000%
4	11.00000%
5	11.00000%
6	11.00000%
7	11.00000%
8	11.00000%
9	11.00000%
10	11.00000%
11	11.00000%
12	11.00000%
13	11.00000%
14	11.00000%
15	11.00000%
16	11.00000%
17	11.00000%
18	11.00000%
19	11.00000%
20	11.00000%
21	11.00000%
22	11.00000%
23	11.00000%
24	11.00000%
25	11.00000%
26	11.00000%
27	11.00000%
28	11.00000%
29	11.00000%
30	11.00000%
31	11.00000%
32	11.00000%
33	11.00000%
34	10.62396%
35	9.37876%
36	10.47475%
37	9.71766%
38	10.31284%
39	9.97507%
40	10.30006%
41	10.14553%
42	10.22599%
43	10.76702%
44	10.64653%
45	10.95039%
46	10.63166%
47	10.79925%
48	11.00000%
49	10.99738%
50	11.00000%
51	11.00000%
52	11.00000%
53	11.00000%
54	11.00000%
55	11.00000%
56	11.00000%
57	11.00000%
58	11.00000%
59	11.00000%
60	11.00000%
61	11.00000%
62	11.00000%
63	11.00000%
64	11.00000%
65	11.00000%
66	11.00000%
67	11.00000%
68	11.00000%
69	11.00000%
70	11.00000%
71	11.00000%
72	11.00000%
73	11.00000%
74	11.00000%
75	11.00000%
76	11.00000%
77	11.00000%
78	11.00000%
79	11.00000%
80	11.00000%
81	11.00000%
82	10.99458%

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR, 6-Month LIBOR and 1-Year CMT, using 100% PPC.
(2)	Includes swap payments received by the trust from the Swap Providers.

Excess Spread Schedule

To 10% Optional Termination at the Pricing Assumptions

Period	1 Month LIBOR	6 Month LIBOR	1 Year CMT	Excess Spread
1	1.0900%	1.1700%	1.2300%	1.3217%
2	1.1411%	1.2491%	1.2866%	4.4680%
3	1.1383%	1.2804%	1.3531%	4.2763%
4	1.1985%	1.3484%	1.4247%	4.3996%
5	1.2005%	1.4203%	1.4976%	4.2077%
6	1.2625%	1.5057%	1.5695%	4.1636%
7	1.5342%	1.5927%	1.6400%	4.2213%
8	1.3282%	1.6665%	1.7097%	4.0956%
9	1.5441%	1.7816%	1.7878%	4.1745%
10	1.6271%	1.8835%	1.8555%	3.9714%
11	1.7098%	1.9921%	1.9252%	3.9320%
12	1.7816%	2.1049%	2.0075%	4.3994%
13	1.9740%	2.2234%	2.0802%	3.8454%
14	2.0137%	2.3491%	2.1637%	3.9771%
15	2.1508%	2.4828%	2.2494%	3.7930%
16	2.2735%	2.5972%	2.3394%	3.9180%
17	2.3809%	2.7199%	2.4331%	3.7546%
18	2.4861%	2.8503%	2.5295%	3.7458%
19	2.7210%	2.9548%	2.6281%	3.8824%
20	2.8081%	3.0690%	2.7368%	3.6562%
21	2.8298%	3.1655%	2.8291%	3.7077%
22	3.0019%	3.2773%	2.9361%	3.3450%
23	3.1542%	3.3746%	3.0437%	3.5143%
24	3.1059%	3.4562%	3.1327%	4.3838%
25	3.3978%	3.5549%	3.2326%	4.0600%
26	3.3793%	3.6561%	3.3264%	4.8534%
27	3.4920%	3.7248%	3.4129%	4.5598%
28	3.5776%	3.8036%	3.4951%	4.7473%
29	3.6368%	3.8925%	3.5726%	4.5769%
30	3.6898%	3.9492%	3.6451%	4.5948%
31	3.9960%	4.0151%	3.7130%	4.7772%
32	3.7852%	4.0667%	3.7812%	4.6225%
33	3.9577%	4.1381%	3.8407%	4.5961%
34	4.1026%	4.1935%	3.8990%	4.0029%
35	3.9716%	4.2320%	3.9560%	4.1018%
36	4.0786%	4.2957%	4.0077%	4.9565%
37	4.3006%	4.3435%	4.0589%	3.9299%
38	4.2063%	4.4092%	4.1117%	4.4306%
39	4.2840%	4.4400%	4.1696%	4.0843%
40	4.3301%	4.4869%	4.2128%	4.3477%
41	4.3468%	4.5502%	4.2642%	4.1053%
42	4.3604%	4.5800%	4.3242%	4.1192%
43	4.6881%	4.6262%	4.3696%	4.1655%
44	4.3874%	4.6591%	4.4204%	4.2242%
45	4.5604%	4.7396%	4.4842%	4.3540%
46	4.7031%	4.7694%	4.5413%	3.9093%
47	4.5221%	4.7992%	4.5896%	4.1257%
48	4.6323%	4.8788%	4.6492%	4.6655%
49	4.8818%	4.9034%	4.6966%	3.8486%
50	4.8614%	4.9462%	4.7403%	4.2342%
51	4.7355%	4.9674%	4.7767%	4.0454%
52	4.8785%	5.0213%	4.8042%	4.2069%
53	4.9898%	5.0553%	4.8254%	3.8327%
54	4.7775%	5.0684%	4.8392%	4.0501%
55	5.1335%	5.1147%	4.8422%	4.0502%
56	4.9856%	5.1424%	4.8394%	3.9230%
57	5.0526%	5.1856%	4.8274%	4.1656%
58	5.0784%	5.1886%	4.8095%	3.8245%
59	5.0667%	5.2098%	4.7871%	3.8573%
60	5.0495%	5.2503%	4.7617%	4.8835%
61	5.2960%	5.2503%	4.7351%	3.6721%
62	5.2398%	5.2728%	4.7106%	4.0707%
63	5.0698%	5.2750%	4.6867%	3.9236%
64	5.2033%	5.3175%	4.6628%	4.1067%
65	5.3041%	5.3416%	4.6408%	3.7200%
66	5.0497%	5.3465%	4.6205%	3.9754%
67	5.4279%	5.3927%	4.6000%	3.9518%
68	5.2530%	5.4219%	4.5829%	3.8405%
69	5.3193%	5.4719%	4.5670%	4.0935%
70	5.3445%	5.4804%	4.5546%	3.7562%
71	5.3331%	5.5102%	4.5463%	3.7978%
72	5.3207%	5.5610%	4.5431%	4.8426%
73	5.5990%	5.5671%	4.5461%	3.5982%
74	5.5466%	5.5948%	4.5572%	4.0060%
75	5.3694%	5.5984%	4.5754%	3.8615%
76	5.5193%	5.6428%	4.6002%	4.0372%
77	5.6309%	5.6643%	4.6328%	3.6424%
78	5.3563%	5.6620%	4.6731%	3.9167%
79	5.7617%	5.7009%	4.7195%	3.8764%
80	5.5675%	5.7177%	4.7745%	3.7732%
81	5.6301%	5.7543%	4.8348%	4.0376%
82	5.6451%	5.7447%	4.9004%	3.7091%

*	The excess spread calculation takes into consideration any net swap payments.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1

Initial Mortgage Loans

As of February 1, 2004

# of Mortgage Loans	4,673
Aggregate Outstanding Prn. Bal.	$676,277,012.30
Aggregate Original Prn Bal.	$676,972,890.77

	Minimum	Maximum	Average
Outstanding Principal Balance	$12,272.95	$998,974.60	$144,720.10
Original Principal Balance	$12,300.00	$999,999.00	$198,924.91

	Minimum	Maximum	Weighted Average
Original LTV Ratio	5.00%	100.00%	82.04%
Original CLTV Ratio	10.00%	100.00%	83.17%
Mortgage Rate	4.125%	13.000%	7.543%
Mortgage Rate, Fixed	4.990%	13.000%	7.699%
Mortgage Rate, ARM	4.125%	11.500%	7.506%
Original Term (Months)	120	360	352
Remaining Term (Months)	118	360	350
Seasoning (Months)	0	62	1
Credit Score	476	802	622

	Earliest	Latest
Origination Date	12/9/1998	2/5/2004
Maturity Date	1/1/2014	3/1/2034

(ARM Loan Characteristics)

# of ARM Loans	3,528
Aggregate Outstanding Prn. Bal.	$547,998,011.41
Aggregate Original Prn Bal.	$548,505,107.27

	Minimum	Maximum	Average
Outstanding Principal Balance	$19,989.84	$998,974.60	$155,328.23
Original Principal Balance	$20,000.00	$999,999.00	$207,568.29

	Minimum	Maximum	Weighted Average
Margin	0.010%	11.000%	6.427%
Maximum Mortgage Rate	11.125%	24.700%	14.964%
Minimum Mortgage Rate	4.125%	11.500%	7.506%
Initial Rate Cap	1.000%	3.000%	2.991%
Periodic Rate Cap	1.000%	2.000%	1.001%
Months to Next Adjustment	5	57	24

Product Type	Percent of Aggregate Principal Balance	Loan Purpose	Percent of Aggregate Principal Balance
Fully Amortizing Fixed Rate	17.77	Cash Out	61.03
Fixed Rate Balloon	1.20	Purchase	31.16
Subtotal - (Total Fixed Rate)	18.97	Rate/Term Refinance	7.81

Fully Amortizing Adjustable Rate	81.03	Total:	100.00%

Total:	100.00%

Property Type	Percent of Aggregate Principal Balance	MI Provider	Percent of Aggregate Principal Balance
Single Family Residence	74.42	No Provider	72.86
PUD	13.93	MGIC	27.09
Condo	6.14	PMI	0.05
Multi-Unit	5.51	Radian	0.01

Total:	100.00%	Total:	100.00%

Occupancy Status	Percent of Aggregate Principal Balance	Documentation Type	Percent of Aggregate Principal Balance
Primary	94.41	Full	49.99
Investment (Non Owner Occupied)	4.54	Stated	40.11
Secondary	1.05	No Doc	7.35

Total:	100.00%	Limited	2.56

		Total:	100.00%

Range of Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.01 to 50,000.00	338	$12,359,971.77	1.83%
50,000.01 to 100,000.00	1,283	99,034,412.63	14.64
100,000.01 to 150,000.00	1,343	166,560,024.48	24.63
150,000.01 to 200,000.00	787	136,087,878.48	20.12
200,000.01 to 250,000.00	407	90,629,201.89	13.40
250,000.01 to 300,000.00	227	62,032,632.06	9.17
300,000.01 to 350,000.00	149	48,055,729.75	7.11
350,000.01 to 400,000.00	60	22,465,620.36	3.32
400,000.01 to 450,000.00	32	13,646,809.40	2.02
450,000.01 to 500,000.00	31	14,968,711.89	2.21
500,000.01 to 550,000.00	4	2,125,055.95	0.31
550,000.01 to 600,000.00	5	2,877,573.27	0.43
600,000.01 to 650,000.00	2	1,297,193.30	0.19
650,000.01 to 700,000.00	1	663,273.21	0.10
750,000.01 to 800,000.00	1	756,690.18	0.11
800,000.01 to 850,000.00	1	817,259.08	0.12
850,000.01 to 900,000.00	1	900,000.00	0.13
950,000.01 to 1,000,000.00	1	998,974.60	0.15

Total:	4,673	$676,277,012.30	100.00%

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
476 to 500	1	$77,947.13	0.01%
501 to 525	174	24,599,971.22	3.64
526 to 550	579	74,461,216.12	11.01
551 to 575	546	73,780,461.34	10.91
576 to 600	605	85,867,750.63	12.70
601 to 625	631	97,812,918.15	14.46
626 to 650	624	97,142,281.47	14.36
651 to 675	559	84,706,943.19	12.53
676 to 700	431	64,457,033.95	9.53
701 to 725	251	38,096,079.21	5.63
726 to 750	160	20,702,533.08	3.06
751 to 775	77	10,125,638.41	1.50
776 to 800	34	4,272,824.16	0.63
801 to 825	1	173,414.24	0.03

Total:	4,673	$676,277,012.30	100.00%

Range of Remaining Terms (Months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
109 to 120	3	$207,578.89	0.03%
169 to 180	430	29,457,919.77	4.36
229 to 240	27	3,110,820.18	0.46
289 to 300	2	203,913.81	0.03
349 to 360	4,211	643,296,779.65	95.12

Total:	4,673	$676,277,012.30	100.00%

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Single Family Residence	3,574	$503,266,934.61	74.42%
PUD	578	94,223,277.86	13.93
Condo	301	41,505,333.57	6.14
Multi-Unit	220	37,281,466.26	5.51

Total:	4,673	$676,277,012.30	100.00%

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Primary	4,353	$638,488,529.90	94.41%
Investment (Non Owner Occupied)	275	30,720,182.20	4.54
Secondary	45	7,068,300.20	1.05

Total:	4,673	$676,277,012.30	100.00%

Use of Proceeds	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Cash Out	2,802	$412,701,741.19	61.03%
Purchase	1,484	210,729,435.42	31.16
Rate/Term Refinance	387	52,845,835.69	7.81

Total:	4,673	$676,277,012.30	100.00%

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
5.01 to 10.00	1	$134,877.96	0.02%
15.01 to 20.00	1	149,778.89	0.02
20.01 to 25.00	4	365,749.75	0.05
25.01 to 30.00	11	735,039.89	0.11
30.01 to 35.00	9	587,279.14	0.09
35.01 to 40.00	22	1,932,002.42	0.29
40.01 to 45.00	18	2,503,887.33	0.37
45.01 to 50.00	48	5,561,294.49	0.82
50.01 to 55.00	61	7,924,573.85	1.17
55.01 to 60.00	110	16,920,870.21	2.50
60.01 to 65.00	150	21,511,237.66	3.18
65.01 to 70.00	246	35,653,768.50	5.27
70.01 to 75.00	369	54,959,801.68	8.13
75.01 to 80.00	963	143,980,833.41	21.29
80.01 to 85.00	523	80,381,335.31	11.89
85.01 to 90.00	1,056	159,436,883.75	23.58
90.01 to 95.00	452	70,347,059.38	10.40
95.01 to 100.00	629	73,190,738.68	10.82

Total:	4,673	$676,277,012.30	100.00%

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
California	754	$158,090,293.27	23.38%
Florida	817	106,387,818.36	15.73
Ohio	282	29,906,741.95	4.42
Virginia	158	25,760,100.12	3.81
Michigan	198	25,241,213.19	3.73
Georgia	175	24,015,997.64	3.55
Texas	210	23,566,379.29	3.48
New York	106	19,137,145.90	2.83
Washington	113	19,124,320.85	2.83
Pennsylvania	164	17,028,857.21	2.52
Colorado	94	16,705,123.76	2.47
North Carolina	128	16,389,263.46	2.42
Illinois	81	14,499,584.74	2.14
Maryland	95	14,434,590.06	2.13
Nevada	93	13,768,530.90	2.04
Arizona	93	13,463,728.10	1.99
Massachusetts	56	13,019,444.03	1.93
Louisiana	113	11,927,860.56	1.76
Missouri	90	10,586,267.69	1.57
Connecticut	63	10,498,800.74	1.55
Tennessee	101	10,075,398.91	1.49
South Carolina	69	8,186,986.77	1.21
Oregon	60	8,109,406.42	1.20
Indiana	64	6,284,667.89	0.93
District of Columbia	32	5,733,575.41	0.85
Mississippi	48	5,208,956.95	0.77
Oklahoma	56	5,214,622.65	0.77
Kentucky	44	5,049,319.10	0.75

(Continued on next page)

Location (continued)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
New Hampshire	26	$4,344,944.25	0.64%
New Jersey	19	3,397,490.53	0.50
Arkansas	34	3,119,736.59	0.46
Alabama	35	3,028,243.72	0.45
Kansas	30	2,971,409.67	0.44
Minnesota	22	2,890,464.36	0.43
Utah	20	2,794,837.93	0.41
Delaware	13	2,411,399.48	0.36
Maine	19	2,391,130.50	0.35
Wisconsin	17	2,204,708.00	0.33
Idaho	19	2,127,856.07	0.31
Rhode Island	7	1,400,270.70	0.21
New Mexico	11	1,127,254.61	0.17
West Virginia	11	1,027,323.80	0.15
Montana	5	912,835.68	0.13
Iowa	8	749,626.57	0.11
Nebraska	6	570,411.67	0.08
South Dakota	5	442,032.81	0.07
Wyoming	4	471,586.19	0.07
Vermont	3	269,440.83	0.04
North Dakota	2	209,012.42	0.03

Total:	4,673	$676,277,012.30	100.00%

Documentation	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Full	2,533	$338,079,722.12	49.99%
Stated Income	1,668	271,222,567.60	40.11
No Documentation	366	49,682,396.56	7.35
Limited Documentation	106	17,292,326.02	2.56

Total:	4,673	$676,277,012.30	100.00%

Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
A+	1	$264,514.97	0.04%
A	3	943,960.59	0.14
Alt A	974	143,993,513.23	21.29
M1	2,455	361,414,880.78	53.44
M2	921	127,684,000.81	18.88
M3	218	27,779,781.61	4.11
M4	100	13,878,994.45	2.05
FICO Enhanced	1	317,365.86	0.05

Total:	4,673	$676,277,012.30	100.00%

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
FR30	678	$94,288,960.90	73.50%
FR15	235	21,290,492.89	16.60
BALL15	194	8,107,952.85	6.32
FR20	25	2,925,658.08	2.28
Fixed Rate 30 Year IO	9	1,306,602.92	1.02
FR25	2	203,913.81	0.16
FR10	2	155,419.44	0.12

Total:	1,145	$128,279,000.89	100.00%

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
ARM 2/28 - 6 Month LIBOR	3,052	$464,617,725.14	84.78%
ARM 3/27 - 6 Month LIBOR	305	43,194,848.02	7.88
ARM 2/28 IO	139	32,073,250.19	5.85
ARM 3/27 IO	15	4,498,316.65	0.82
ARM 5/25	14	2,910,822.23	0.53
ARM - 6 Month LIBOR	2	368,618.44	0.07
ARM 3YR	1	334,430.74	0.06

Total:	3,528	$547,998,011.41	100.00%

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
First Lien	4,431	$666,715,621.28	98.59%
Second Lien	242	9,561,391.02	1.41

Total:	4,673	$676,277,012.30	100.00%

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.05%
4.501 to 5.000	16	3,807,956.92	0.56
5.001 to 5.500	52	10,236,197.29	1.51
5.501 to 6.000	209	45,567,596.91	6.74
6.001 to 6.500	425	73,859,166.42	10.92
6.501 to 7.000	802	132,954,638.67	19.66
7.001 to 7.500	674	105,919,628.31	15.66
7.501 to 8.000	735	108,392,956.97	16.03
8.001 to 8.500	463	61,016,029.82	9.02
8.501 to 9.000	477	57,880,934.21	8.56
9.001 to 9.500	275	32,234,806.68	4.77
9.501 to 10.000	232	24,614,021.91	3.64
10.001 to 10.500	97	9,348,256.67	1.38
10.501 to 11.000	82	4,665,660.90	0.69
11.001 to 11.500	25	1,379,271.07	0.20
11.501 to 12.000	35	1,444,063.01	0.21
12.001 to 12.500	8	329,235.46	0.05
12.501 to 13.000	65	2,310,485.92	0.34

Total:	4,673	$676,277,012.30	100.00%

Range of Gross Margins (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.001 to 0.500	1	$104,448.60	0.02%
2.501 to 3.000	1	334,430.74	0.06
3.001 to 3.500	1	161,782.74	0.03
3.501 to 4.000	10	2,526,067.92	0.46
4.001 to 4.500	59	11,574,605.04	2.11
4.501 to 5.000	191	32,214,187.73	5.88
5.001 to 5.500	447	76,740,513.99	14.00
5.501 to 6.000	536	93,504,668.53	17.06
6.001 to 6.500	546	88,656,423.28	16.18
6.501 to 7.000	511	79,725,586.51	14.55
7.001 to 7.500	428	63,831,873.42	11.65
7.501 to 8.000	385	51,544,589.32	9.41
8.001 to 8.500	247	31,054,044.42	5.67
8.501 to 9.000	115	11,521,895.42	2.10
9.001 to 9.500	45	4,093,122.85	0.75
9.501 to 10.000	4	331,060.96	0.06
10.501 to 11.000	1	78,709.94	0.01

Total:	3,528	$547,998,011.41	100.00%

Range of Maximum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
11.001 to 11.500	2	$446,803.98	0.08%
11.501 to 12.000	17	3,961,576.69	0.72
12.001 to 12.500	45	9,124,624.12	1.67
12.501 to 13.000	145	32,876,375.28	6.00
13.001 to 13.500	267	49,628,287.20	9.06
13.501 to 14.000	543	92,168,641.38	16.82
14.001 to 14.500	470	79,075,190.70	14.43
14.501 to 15.000	532	84,004,805.95	15.33
15.001 to 15.500	330	48,390,129.06	8.83
15.501 to 16.000	368	47,314,601.51	8.63
16.001 to 16.500	226	28,414,657.32	5.19
16.501 to 17.000	168	20,693,053.41	3.78
17.001 to 17.500	71	8,300,418.83	1.51
17.501 to 18.000	48	5,808,331.67	1.06
18.001 to 18.500	35	3,956,113.14	0.72
18.501 to 19.000	28	4,585,500.34	0.84
19.001 to 19.500	37	5,333,566.49	0.97
19.501 to 20.000	40	7,251,033.01	1.32
20.001 to 20.500	37	5,269,394.27	0.96
20.501 to 21.000	25	2,479,040.34	0.45
21.001 to 21.500	22	3,082,978.71	0.56
21.501 to 22.000	20	2,004,207.76	0.37
22.001 to 22.500	20	1,546,218.97	0.28
22.501 to 23.000	15	1,179,332.34	0.22
23.001 to 23.500	5	409,267.35	0.07
23.501 to 24.000	7	431,196.27	0.08
24.001 to 24.500	1	41,577.70	0.01
24.501 to 25.000	4	221,087.62	0.04

Total:	3,528	$547,998,011.41	100.00%

Range of Minimum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.06%
4.501 to 5.000	15	3,665,492.37	0.67
5.001 to 5.500	47	9,181,501.28	1.68
5.501 to 6.000	165	36,458,809.03	6.65
6.001 to 6.500	323	58,364,072.51	10.65
6.501 to 7.000	625	106,013,610.38	19.35
7.001 to 7.500	532	86,801,171.97	15.84
7.501 to 8.000	580	89,680,122.21	16.37
8.001 to 8.500	366	51,238,850.24	9.35
8.501 to 9.000	379	48,056,817.33	8.77
9.001 to 9.500	231	28,676,316.89	5.23
9.501 to 10.000	161	19,615,542.87	3.58
10.001 to 10.500	62	6,989,645.94	1.28
10.501 to 11.000	31	2,112,894.18	0.39
11.001 to 11.500	10	827,059.05	0.15

Total:	3,528	$547,998,011.41	100.00%

Next Interest Rate Adjustment Date (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
2004 August	2	$368,618.44	0.07%
2005 December	103	15,883,860.48	2.90
2005 July	1	183,979.69	0.03
2005 November	278	36,580,217.49	6.68
2005 October	10	1,473,581.16	0.27
2006 December	5	779,461.11	0.14
2006 February	2,022	322,407,591.69	58.83
2006 January	722	112,123,762.27	20.46
2006 March	55	8,037,982.55	1.47
2006 November	36	4,596,557.09	0.84
2006 October	1	65,547.28	0.01
2006 September	1	334,430.74	0.06
2007 February	186	27,781,694.45	5.07
2007 January	83	13,065,824.74	2.38
2007 March	9	1,404,080.00	0.26
2008 December	3	708,409.95	0.13
2008 November	11	2,202,412.28	0.40

Total:	3,528	$547,998,011.41	100.00%

Initial Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	4	$605,094.89	0.11%
2.000	20	3,724,519.10	0.68
3.000	3,504	543,668,397.42	99.21

Total:	3,528	$547,998,011.41	100.00%

Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	3,527	$547,663,580.67	99.94%
2.000	1	334,430.74	0.06

Total:	3,528	$547,998,011.41	100.00%

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1

Group IA Initial Mortgage Loans

As of February 1, 2004

# of Mortgage Loans	1,334
Aggregate Outstanding Prn. Bal.	$188,565,187.23
Aggregate Original Prn Bal.	$188,729,341.26

	Minimum	Maximum	Average
Outstanding Principal Balance	$34,088.78	$393,000.00	$141,353.21
Original Principal Balance	$34,110.00	$393,000.00	$174,243.08

	Minimum	Maximum	Weighted Average
Original LTV Ratio	24.32%	100.00%	83.31%
Original CLTV Ratio	24.32%	100.00%	83.31%
Mortgage Rate	4.750%	11.300%	7.499%
Mortgage Rate Fixed	5.400%	11.300%	7.464%
Mortgage Rate ARM	4.750%	9.990%	7.507%
Original Term (Months)	120	360	355
Remaining Term (Months)	119	360	354
Seasoning (Months)	0	4	1
Credit Score	476	796	623

	Earliest	Latest
Origination Date	10/28/2003	2/5/2004
Maturity Date	2/1/2014	3/1/2034

(ARM Loan Characteristics)

# of ARM Loans	1,028
Aggregate Outstanding Prn. Bal.	$152,093,209.13
Aggregate Original Prn Bal.	$152,203,688.76

	Minimum	Maximum	Average
Outstanding Principal Balance	$34,088.78	$393,000.00	$147,950.59
Original Principal Balance	$34,110.00	$393,000.00	$181,255.33

	Minimum	Maximum	Weighted Average
Margin	3.750%	7.950%	6.351%
Maximum Mortgage Rate	11.750%	22.740%	14.514%
Minimum Mortgage Rate	4.750%	9.990%	7.507%
Initial Rate Cap	1.000%	3.000%	2.999%
Periodic Rate Cap	1.000%	1.000%	1.000%
Months to Next Adjustment	5	36	24

Product Type	Percent of Aggregate Principal Balance	Loan Purpose	Percent of Aggregate Principal Balance
Fully Amortizing Fixed Rate	19.34	Cash Out	61.92
Fixed Rate Balloon	0.00	Purchase	29.71
Subtotal - (Total Fixed Rate)	19.34	Rate/Term Refinance	8.37

Fully Amortizing Adjustable Rate	80.66	Total:	100.00%

Total:	100.00%

Property Type	Percent of Aggregate Principal Balance	MI Provider	Percent of Aggregate Principal Balance
Single Family Residence	74.06	No Provider	70.70
PUD	12.78	MGIC	29.30

Condo	7.14	Total:	100.00%
Multi-Unit	6.03

Total:	100.00%

Occupancy Status	Percent of Aggregate Principal Balance	Documentation Type	Percent of Aggregate Principal Balance
Primary	93.65	Full	48.20
Investment (Non Owner Occupied)	5.17	Stated	40.17
Secondary	1.19	No Doc	8.21
		Limited	3.42

Total:	100.00%	Total:	100.00%

Range of Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.01 to 50,000.00	42	$1,893,818.23	1.00%
50,000.01 to 100,000.00	387	30,129,566.38	15.98
100,000.01 to 150,000.00	419	51,989,931.00	27.57
150,000.01 to 200,000.00	241	41,737,806.31	22.13
200,000.01 to 250,000.00	127	28,284,984.15	15.00
250,000.01 to 300,000.00	74	20,389,523.05	10.81
300,000.01 to 350,000.00	41	13,036,142.59	6.91
350,000.01 to 400,000.00	3	1,103,415.52	0.59

Total:	1,334	$188,565,187.23	100.00%

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
476 to 500	1	$77,947.13	0.04%
501 to 525	37	4,910,428.39	2.60
526 to 550	142	17,862,878.08	9.47
551 to 575	162	21,092,028.50	11.19
576 to 600	205	29,848,820.12	15.83
601 to 625	195	27,910,057.12	14.80
626 to 650	185	27,665,014.72	14.67
651 to 675	160	22,843,091.05	12.11
676 to 700	108	16,091,771.85	8.53
701 to 725	71	10,506,428.97	5.57
726 to 750	39	5,848,995.93	3.10
751 to 775	21	2,891,398.90	1.53
776 to 800	8	1,016,326.47	0.54

Total:	1,334	$188,565,187.23	100.00%

Range of Remaining Terms (Months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
109 to 120	1	$115,329.44	0.06%
169 to 180	49	4,830,565.88	2.56
229 to 240	8	897,919.91	0.48
289 to 300	1	115,793.13	0.06
349 to 360	1,275	182,605,578.87	96.84

Total:	1,334	$188,565,187.23	100.00%

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Single Family Residence	1,014	$139,655,372.34	74.06%
PUD	152	24,091,950.94	12.78
Condo	98	13,454,370.13	7.14
Multi-Unit	70	11,363,493.82	6.03

Total:	1,334	$188,565,187.23	100.00%

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Primary	1,234	$176,583,696.23	93.65%
Investment (Non Owner Occupied)	87	9,740,723.01	5.17
Secondary	13	2,240,767.99	1.19

Total:	1,334	$188,565,187.23	100.00%

Use of Proceeds	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Cash Out	830	$116,752,908.76	61.92%
Purchase	386	56,026,949.63	29.71
Rate/Term Refinance	118	15,785,328.84	8.37

Total:	1,334	$188,565,187.23	100.00%

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
20.01 to 25.00	1	$116,654.11	0.06%
25.01 to 30.00	2	99,929.88	0.05
30.01 to 35.00	5	362,685.40	0.19
35.01 to 40.00	6	434,395.32	0.23
40.01 to 45.00	5	466,427.13	0.25
45.01 to 50.00	14	1,503,437.07	0.80
50.01 to 55.00	20	2,782,151.43	1.48
55.01 to 60.00	34	4,469,216.62	2.37
60.01 to 65.00	50	6,219,197.04	3.30
65.01 to 70.00	81	11,198,303.48	5.94
70.01 to 75.00	99	13,775,204.49	7.31
75.01 to 80.00	264	37,898,010.61	20.10
80.01 to 85.00	165	22,914,703.63	12.15
85.01 to 90.00	308	43,897,205.75	23.28
90.01 to 95.00	146	22,119,536.65	11.73
95.01 to 100.00	134	20,308,128.62	10.77

Total:	1,334	$188,565,187.23	100.00%

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
California	216	$42,990,675.76	22.80%
Florida	290	36,742,421.16	19.49
Michigan	65	8,228,873.60	4.36
Virginia	45	7,612,964.47	4.04
Ohio	72	7,475,720.30	3.96
Georgia	51	6,960,673.33	3.69
Pennsylvania	53	5,587,265.14	2.96
Texas	45	5,000,040.59	2.65
New York	24	4,551,584.17	2.41
Washington	25	4,109,996.93	2.18
Arizona	24	3,901,247.69	2.07
Illinois	22	3,891,545.29	2.06
Connecticut	24	3,826,769.51	2.03
Colorado	21	3,738,816.48	1.98
Maryland	23	3,612,102.77	1.92
Louisiana	36	3,569,885.30	1.89
Massachusetts	19	3,551,562.64	1.88
Tennessee	36	3,389,997.99	1.80
North Carolina	22	3,225,951.47	1.71
Nevada	18	3,093,455.31	1.64
Missouri	26	2,913,165.13	1.54
Mississippi	22	2,383,958.92	1.26
South Carolina	21	2,269,182.50	1.20
Indiana	13	1,539,807.37	0.82
Kentucky	15	1,537,893.64	0.82
Oklahoma	13	1,290,121.16	0.68
New Hampshire	8	1,271,594.08	0.67
New Jersey	7	1,184,102.56	0.63

(Continued on next page)

Location (continued)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Oregon	7	$1,021,398.69	0.54%
Kansas	9	887,586.47	0.47
Arkansas	10	868,577.05	0.46
District of Columbia	6	760,777.76	0.40
Alabama	7	701,827.39	0.37
Wisconsin	5	675,493.91	0.36
Minnesota	3	590,801.21	0.31
Idaho	5	532,716.57	0.28
Maine	5	522,708.21	0.28
Utah	4	420,460.13	0.22
West Virginia	4	409,835.22	0.22
Delaware	2	285,282.44	0.15
Rhode Island	1	237,272.59	0.13
Montana	1	230,225.56	0.12
North Dakota	2	209,012.42	0.11
South Dakota	2	202,962.06	0.11
Iowa	1	108,803.45	0.06
Nebraska	1	115,499.49	0.06
New Mexico	1	122,294.62	0.06
Wyoming	1	115,329.44	0.06
Vermont	1	94,947.29	0.05

Total:	1,334	$188,565,187.23	100.00%

Documentation	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Full	695	$90,880,533.50	48.20%
Stated Income	487	75,754,745.21	40.17
No Documentation	112	15,483,772.15	8.21
Limited Documentation	40	6,446,136.37	3.42

Total:	1,334	$188,565,187.23	100.00%

Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Alt A	279	$41,457,135.95	21.99%
M1	698	98,464,904.64	52.22
M2	262	36,369,002.81	19.29
M3	62	7,537,742.08	4.00
M4	33	4,736,401.75	2.51

Total:	1,334	$188,565,187.23	100.00%

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
FR30	246	$30,113,097.33	82.57%
FR15	48	4,786,698.37	13.12
FR20	7	780,135.91	2.14
Fixed Rate 30 Year IO	3	560,923.92	1.54
FR10	1	115,329.44	0.32
FR25	1	115,793.13	0.32

Total:	306	$36,471,978.10	100.00%

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
ARM 2/28 - 6 Month LIBOR	889	$129,541,185.60	85.17%
ARM 3/27 - 6 Month LIBOR	87	12,407,390.54	8.16
ARM 2/28 IO	50	9,827,746.35	6.46
ARM 3/27 IO	1	220,000.00	0.14
ARM - 6 Month LIBOR	1	96,886.64	0.06

Total:	1,028	$152,093,209.13	100.00%

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
First Lien	1,334	$188,565,187.23	100.00%

Total:	1,334	$188,565,187.23	100.00%

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.501 to 5.000	5	$1,237,480.61	0.66%
5.001 to 5.500	12	2,351,976.80	1.25
5.501 to 6.000	52	9,691,516.37	5.14
6.001 to 6.500	105	16,691,747.90	8.85
6.501 to 7.000	240	35,939,973.76	19.06
7.001 to 7.500	208	30,222,209.33	16.03
7.501 to 8.000	291	42,332,151.67	22.45
8.001 to 8.500	158	20,478,475.07	10.86
8.501 to 9.000	170	19,796,333.90	10.50
9.001 to 9.500	54	5,730,984.26	3.04
9.501 to 10.000	31	3,552,077.65	1.88
10.001 to 10.500	5	379,163.27	0.20
10.501 to 11.000	2	95,668.50	0.05
11.001 to 11.500	1	65,428.14	0.03

Total:	1,334	$188,565,187.23	100.00%

Range of Gross Margins (%) ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
3.501 to 4.000	4	$656,225.38	0.43%
4.001 to 4.500	17	3,352,509.57	2.20
4.501 to 5.000	46	6,661,524.05	4.38
5.001 to 5.500	125	19,025,686.67	12.51
5.501 to 6.000	171	27,246,599.31	17.91
6.001 to 6.500	184	26,759,942.22	17.59
6.501 to 7.000	186	27,179,398.21	17.87
7.001 to 7.500	176	25,771,433.50	16.94
7.501 to 8.000	119	15,439,890.22	10.15

Total:	1,028	$152,093,209.13	100.00%

Range of Maximum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
11.501 to 12.000	5	$1,237,480.61	0.81%
12.001 to 12.500	11	2,148,714.84	1.41
12.501 to 13.000	42	8,073,380.05	5.31
13.001 to 13.500	75	12,510,294.26	8.23
13.501 to 14.000	173	26,399,182.77	17.36
14.001 to 14.500	147	22,833,952.81	15.01
14.501 to 15.000	250	37,444,988.85	24.62
15.001 to 15.500	128	17,676,055.19	11.62
15.501 to 16.000	135	16,539,174.12	10.87
16.001 to 16.500	44	4,872,442.59	3.20
16.501 to 17.000	15	2,128,907.46	1.40
20.001 to 20.500	2	194,546.80	0.13
22.501 to 23.000	1	34,088.78	0.02

Total:	1,028	$152,093,209.13	100.00%

Range of Minimum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.501 to 5.000	5	$1,237,480.61	0.81%
5.001 to 5.500	11	2,148,714.84	1.41
5.501 to 6.000	42	8,073,380.05	5.31
6.001 to 6.500	73	12,221,643.65	8.04
6.501 to 7.000	172	26,355,315.26	17.33
7.001 to 7.500	151	23,317,150.22	15.33
7.501 to 8.000	251	37,488,856.36	24.65
8.001 to 8.500	129	17,710,143.97	11.64
8.501 to 9.000	135	16,539,174.12	10.87
9.001 to 9.500	44	4,872,442.59	3.20
9.501 to 10.000	15	2,128,907.46	1.40

Total:	1,028	$152,093,209.13	100.00%

Next Interest Rate Adjustment Date (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
2004 August	1	$96,886.64	0.06%
2005 December	1	117,784.00	0.08
2005 November	3	228,635.58	0.15
2006 February	901	134,296,061.85	88.30
2006 January	8	917,809.52	0.60
2006 March	26	3,808,641.00	2.50
2006 November	1	43,867.51	0.03
2007 February	79	11,264,443.03	7.41
2007 March	8	1,319,080.00	0.87

Total:	1,028	$152,093,209.13	100.00%

Initial Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	1	$96,886.64	0.06%
3.000	1,027	151,996,322.49	99.94

Total:	1,028	$152,093,209.13	100.00%

Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	1,028	$152,093,209.13	100.00%

Total:	1,028	$152,093,209.13	100.00%

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1

Group IB Initial Mortgage Loans

As of February 1, 2004

# of Mortgage Loans	314
Aggregate Outstanding Prn. Bal.	$20,951,794.17
Aggregate Original Prn Bal.	$20,971,725.08

	Minimum	Maximum	Average
Outstanding Principal Balance	$12,272.95	$398,498.01	$66,725.46
Original Principal Balance	$12,300.00	$399,000.00	$133,961.71

	Minimum	Maximum	Weighted Average
Original LTV Ratio	5.00%	82.58%	51.17%
Original CLTV Ratio	43.79%	100.00%	87.64%
Mortgage Rate	4.750%	13.000%	9.169%
Mortgage Rate Fixed	6.125%	13.000%	11.108%
Mortgage Rate ARM	4.750%	9.990%	7.517%
Original Term (Months)	180	360	278
Remaining Term (Months)	177	359	277
Seasoning (Months)	0	4	2
Credit Score	501	786	622

	Earliest	Latest
Origination Date	10/31/2003	2/5/2004
Maturity Date	12/1/2018	2/1/2034

(ARM Loan Characteristics)

# of ARM Loans	71
Aggregate Outstanding Prn. Bal.	$11,313,477.99
Aggregate Original Prn Bal.	$11,325,185.08

	Minimum	Maximum	Average
Outstanding Principal Balance	$49,970.64	$398,498.01	$159,344.76
Original Principal Balance	$50,000.00	$399,000.00	$206,341.16

	Minimum	Maximum	Weighted Average
Margin	4.250%	7.950%	6.700%
Maximum Mortgage Rate	11.750%	22.240%	15.049%
Minimum Mortgage Rate	4.750%	9.990%	7.517%
Initial Rate Cap	3.000%	3.000%	3.000%
Periodic Rate Cap	1.000%	1.000%	1.000%
Months to Next Adjustment	20	35	24

Product Type	Percent of Aggregate Principal Balance	Loan Purpose	Percent of Aggregate Principal Balance
Fully Amortizing Fixed Rate	8.41	Cash Out	52.70
Fixed Rate Balloon	37.59	Purchase	42.65
Subtotal - (Total Fixed Rate)	46.00	Rate/Term Refinance	4.65

Fully Amortizing Adjustable Rate	54.00	Total:	100.00%

Total:	100.00%

Property Type	Percent of Aggregate Principal Balance	MI Provider	Percent of Aggregate Principal Balance
Single Family Residence	75.28	No Provider	91.00
PUD	15.19	MGIC	9.00

Condo	6.55	Total:	100.00%
Multi-Unit	2.98

Total:	100.00%

Occupancy Status	Percent of Aggregate Principal Balance	Documentation Type	Percent of Aggregate Principal Balance
Primary	97.81	Stated	51.08
Investment (Non Owner Occupied)	2.19	Full	37.36

Total:	100.00%	No Doc	9.15
		Limited	2.41

		Total:	100.00%

Range of Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.01 to 50,000.00	184	$5,614,269.18	26.80%
50,000.01 to 100,000.00	72	4,938,039.18	23.57
100,000.01 to 150,000.00	27	3,135,860.76	14.97
150,000.01 to 200,000.00	16	2,808,224.24	13.40
200,000.01 to 250,000.00	5	1,083,708.06	5.17
250,000.01 to 300,000.00	3	792,334.69	3.78
300,000.01 to 350,000.00	1	319,532.98	1.53
350,000.01 to 400,000.00	6	2,259,825.08	10.79

Total:	314	$20,951,794.17	100.00%

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
501 to 525	5	$1,113,215.02	5.31%
526 to 550	37	5,531,465.84	26.40
551 to 575	12	1,545,609.42	7.38
576 to 600	7	1,492,694.01	7.12
601 to 625	8	915,525.76	4.37
626 to 650	33	1,237,697.62	5.91
651 to 675	56	2,448,585.89	11.69
676 to 700	64	2,798,011.15	13.35
701 to 725	32	1,429,488.48	6.82
726 to 750	41	1,622,480.27	7.74
751 to 775	13	580,385.30	2.77
776 to 800	6	236,635.41	1.13

Total:	314	$20,951,794.17	100.00%

Range of Remaining Terms (Months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
169 to 180	241	$9,524,391.02	45.46%
349 to 360	73	11,427,403.15	54.54

Total:	314	$20,951,794.17	100.00%

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Single Family Residence	221	$15,772,869.40	75.28%
PUD	58	3,182,225.75	15.19
Condo	23	1,372,610.84	6.55
Multi-Unit	12	624,088.18	2.98

Total:	314	$20,951,794.17	100.00%

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Primary	310	$20,493,553.52	97.81%
Investment (Non Owner Occupied)	4	458,240.65	2.19

Total:	314	$20,951,794.17	100.00%

Use of Proceeds	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Cash Out	107	$11,040,658.83	52.70%
Purchase	192	8,936,730.05	42.65
Rate/Term Refinance	15	974,405.29	4.65

Total:	314	$20,951,794.17	100.00%

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
40.01 to 45.00	1	$126,999.99	0.61%
50.01 to 55.00	4	359,754.21	1.72
55.01 to 60.00	2	425,166.49	2.03
60.01 to 65.00	1	76,925.16	0.37
65.01 to 70.00	3	550,466.58	2.63
75.01 to 80.00	49	7,277,888.02	34.74
80.01 to 85.00	13	2,588,994.30	12.36
85.01 to 90.00	5	129,167.34	0.62
90.01 to 95.00	18	551,668.74	2.63
95.01 to 100.00	218	8,864,763.34	42.31

Total:	314	$20,951,794.17	100.00%

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
California	70	$5,567,092.50	26.57%
Florida	54	3,071,992.58	14.66
Ohio	18	1,142,326.91	5.45
Washington	15	949,082.00	4.53
Texas	18	920,038.04	4.39
Nevada	17	816,067.77	3.89
Maryland	9	772,283.39	3.69
Arizona	9	739,243.46	3.53
Colorado	7	671,358.45	3.20
Massachusetts	4	666,761.47	3.18
Georgia	9	659,619.67	3.15
Michigan	9	628,488.10	3.00
New Jersey	2	551,003.36	2.63
Oregon	9	453,361.51	2.16
North Carolina	10	427,226.38	2.04
Tennessee	6	317,612.36	1.52
New Hampshire	2	291,825.94	1.39
Oklahoma	5	286,752.56	1.37
Virginia	7	272,693.29	1.30
Kentucky	3	206,403.55	0.99
Connecticut	3	202,798.66	0.97
Louisiana	3	189,952.48	0.91
Pennsylvania	5	163,686.12	0.78
Illinois	2	153,806.27	0.73
New York	2	143,934.71	0.69
Missouri	2	140,709.69	0.67
Alabama	3	125,106.51	0.60
Minnesota	3	94,101.51	0.45
Arkansas	2	92,099.26	0.44
South Carolina	1	71,924.27	0.34
Idaho	1	61,775.44	0.29
Wisconsin	2	54,935.12	0.26
New Mexico	1	30,544.34	0.15
Kansas	1	15,186.50	0.07

Total:	314	$20,951,794.17	100.00%

Documentation	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Stated Income	153	$10,702,903.52	51.08%
Full	107	7,826,833.71	37.36
No Documentation	51	1,917,349.20	9.15
Limited Documentation	3	504,707.74	2.41

Total:	314	$20,951,794.17	100.00%

Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Alt A	138	$5,117,978.17	24.43%
M1	145	10,521,961.69	50.22
M2	25	4,191,883.47	20.01
M3	5	988,035.77	4.72
M4	1	131,935.07	0.63

Total:	314	$20,951,794.17	100.00%

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
BALL15	191	$7,876,389.31	81.72%
FR15	50	1,648,001.71	17.10
FR30	1	76,925.16	0.80
Fixed Rate 30 Year IO	1	37,000.00	0.38

Total:	243	$9,638,316.18	100.00%

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
ARM 2/28 - 6 Month LIBOR	60	$9,655,216.01	85.34%
ARM 3/27 - 6 Month LIBOR	8	1,140,968.09	10.09
ARM 2/28 IO	2	382,199.99	3.38
ARM 3/27 IO	1	135,093.90	1.19

Total:	71	$11,313,477.99	100.00%

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
First Lien	72	$11,390,403.15	54.36%
Second Lien	242	9,561,391.02	45.64

Total:	314	$20,951,794.17	100.00%

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.501 to 5.000	2	$598,991.24	2.86%
5.001 to 5.500	1	197,393.33	0.94
5.501 to 6.000	2	522,172.14	2.49
6.001 to 6.500	7	764,875.09	3.65
6.501 to 7.000	10	2,018,217.52	9.63
7.001 to 7.500	8	1,342,828.25	6.41
7.501 to 8.000	17	2,200,473.61	10.50
8.001 to 8.500	19	1,726,114.04	8.24
8.501 to 9.000	18	1,861,614.20	8.89
9.001 to 9.500	18	1,099,832.60	5.25
9.501 to 10.000	32	1,599,923.62	7.64
10.001 to 10.500	19	821,178.16	3.92
10.501 to 11.000	42	1,788,633.07	8.54
11.001 to 11.500	13	436,891.80	2.09
11.501 to 12.000	34	1,388,079.07	6.63
12.001 to 12.500	7	274,090.51	1.31
12.501 to 13.000	65	2,310,485.92	11.03

Total:	314	$20,951,794.17	100.00%

Range of Gross Margins (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$126,999.99	1.12%
4.501 to 5.000	2	304,336.46	2.69
5.001 to 5.500	4	503,999.31	4.45
5.501 to 6.000	7	1,459,535.27	12.90
6.001 to 6.500	9	1,502,572.16	13.28
6.501 to 7.000	19	3,128,369.61	27.65
7.001 to 7.500	17	2,230,691.84	19.72
7.501 to 8.000	12	2,056,973.35	18.18

Total:	71	$11,313,477.99	100.00%

Range of Maximum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
11.501 to 12.000	2	$598,991.24	5.29%
12.001 to 12.500	1	197,393.33	1.74
12.501 to 13.000	2	522,172.14	4.62
13.001 to 13.500	3	307,648.71	2.72
13.501 to 14.000	8	1,529,734.14	13.52
14.001 to 14.500	7	1,285,870.55	11.37
14.501 to 15.000	10	1,910,563.48	16.89
15.001 to 15.500	12	1,399,154.44	12.37
15.501 to 16.000	12	1,608,469.36	14.22
16.001 to 16.500	5	609,100.22	5.38
16.501 to 17.000	2	309,306.96	2.73
18.001 to 18.500	1	193,150.50	1.71
18.501 to 19.000	2	187,150.72	1.65
19.001 to 19.500	1	136,779.10	1.21
19.501 to 20.000	1	351,704.28	3.11
21.501 to 22.000	1	63,955.87	0.57
22.001 to 22.500	1	102,332.95	0.90

Total:	71	$11,313,477.99	100.00%

Range of Minimum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.501 to 5.000	2	$598,991.24	5.29%
5.001 to 5.500	1	197,393.33	1.74
5.501 to 6.000	2	522,172.14	4.62
6.001 to 6.500	6	687,949.93	6.08
6.501 to 7.000	10	2,018,217.52	17.84
7.001 to 7.500	7	1,285,870.55	11.37
7.501 to 8.000	11	1,974,519.35	17.45
8.001 to 8.500	13	1,501,487.39	13.27
8.501 to 9.000	12	1,608,469.36	14.22
9.001 to 9.500	5	609,100.22	5.38
9.501 to 10.000	2	309,306.96	2.73

Total:	71	$11,313,477.99	100.00%

Next Interest Rate Adjustment Date (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
2005 November	7	$1,035,073.42	9.15%
2006 February	30	5,079,919.74	44.90
2006 January	25	3,922,422.84	34.67
2007 February	3	334,791.18	2.96
2007 January	6	941,270.81	8.32

Total:	71	$11,313,477.99	100.00%

Initial Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
3.000	71	$11,313,477.99	100.00%

Total:	71	$11,313,477.99	100.00%

Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	71	$11,313,477.99	100.00%

Total:	71	$11,313,477.99	100.00%

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1

Group II Initial Mortgage Loans

As of February 1, 2004

# of Mortgage Loans	1,382
Aggregate Outstanding Prn. Bal.	$186,237,110.71
Aggregate Original Prn Bal.	$186,411,921.33

	Minimum	Maximum	Average
Outstanding Principal Balance	$19,989.84	$368,747.34	$134,759.12
Original Principal Balance	$20,000.00	$369,000.00	$168,245.88

	Minimum	Maximum	Weighted Average
Original LTV Ratio	10.00%	100.00%	82.71%
Original CLTV Ratio	10.00%	100.00%	82.71%
Mortgage Rate	4.125%	11.500%	7.657%
Mortgage Rate Fixed	5.375%	10.750%	7.363%
Mortgage Rate ARM	4.125%	11.500%	7.722%
Original Term (Months)	120	360	354
Remaining Term (Months)	118	360	352
Seasoning (Months)	0	62	2
Credit Score	505	802	622

	Earliest	Latest
Origination Date	12/9/1998	2/5/2004
Maturity Date	1/1/2014	3/1/2034

(ARM Loan Characteristics)

# of ARM Loans	1,135
Aggregate Outstanding Prn. Bal.	$152,543,232.82
Aggregate Original Prn Bal.	$152,668,333.33

	Minimum	Maximum	Average
Outstanding Principal Balance	$19,989.84	$358,091.42	$134,399.32
Original Principal Balance	$20,000.00	$358,400.00	$168,475.85

	Minimum	Maximum	Weighted Average
Margin	3.750%	11.000%	6.733%
Maximum Mortgage Rate	11.125%	24.700%	15.691%
Minimum Mortgage Rate	4.125%	11.500%	7.722%
Initial Rate Cap	1.000%	3.000%	2.982%
Periodic Rate Cap	1.000%	1.000%	1.000%
Months to Next Adjustment	5	57	24

Product Type	Percent of Aggregate Principal Balance	Loan Purpose	Percent of Aggregate Principal Balance
Fully Amortizing Fixed Rate	18.01	Cash Out	63.62
Fixed Rate Balloon	0.08	Purchase	28.32
Subtotal - (Total Fixed Rate)	18.09	Rate/Term Refinance	8.07

Fully Amortizing Adjustable Rate	81.91	Total:	100.00%

Total:	100.00%

Property Type	Percent of Aggregate Principal Balance	MI Provider	Percent of Aggregate Principal Balance
Single Family Residence	74.32	No Provider	71.14
PUD	13.38	MGIC	28.66
Condo	6.19	PMI	0.17
Multi-Unit	6.11	Radian	0.03

Total:	100.00%	Total:	100.00%

Occupancy Status	Percent of Aggregate Principal Balance	Documentation Type	Percent of Aggregate Principal Balance
Primary	93.86	Full	53.61
Investment (Non Owner Occupied)	5.73	Stated	34.97
Secondary	0.41	No Doc	9.12

Total:	100.00%	Limited	2.30

		Total:	100.00%

Range of Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.01 to 50,000.00	69	$2,968,408.93	1.59%
50,000.01 to 100,000.00	432	33,042,930.06	17.74
100,000.01 to 150,000.00	422	52,560,021.66	28.22
150,000.01 to 200,000.00	227	39,070,343.04	20.98
200,000.01 to 250,000.00	131	29,293,373.06	15.73
250,000.01 to 300,000.00	64	17,395,129.59	9.34
300,000.01 to 350,000.00	34	10,820,607.01	5.81
350,000.01 to 400,000.00	3	1,086,297.36	0.58

Total:	1,382	$186,237,110.71	100.00%

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
501 to 525	76	$10,527,072.77	5.65%
526 to 550	238	28,190,429.23	15.14
551 to 575	128	14,359,839.25	7.71
576 to 600	151	17,661,109.19	9.48
601 to 625	164	21,872,474.38	11.74
626 to 650	187	27,040,630.98	14.52
651 to 675	162	24,040,141.00	12.91
676 to 700	124	19,665,787.23	10.56
701 to 725	73	11,198,846.66	6.01
726 to 750	48	7,325,287.90	3.93
751 to 775	22	3,262,524.25	1.75
776 to 800	8	919,553.63	0.49
801 to 825	1	173,414.24	0.09

Total:	1,382	$186,237,110.71	100.00%

Range of Remaining Terms (Months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
109 to 120	2	$92,249.45	0.05%
169 to 180	53	5,876,147.97	3.16
229 to 240	8	1,023,495.23	0.55
289 to 300	1	88,120.68	0.05
349 to 360	1,318	179,157,097.38	96.20

Total:	1,382	$186,237,110.71	100.00%

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Single Family Residence	1,069	$138,420,150.26	74.32%
PUD	157	24,914,863.03	13.38
Condo	83	11,522,263.92	6.19
Multi-Unit	73	11,379,833.50	6.11

Total:	1,382	$186,237,110.71	100.00%

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Primary	1,268	$174,796,161.28	93.86%
Investment (Non Owner Occupied)	107	10,672,446.89	5.73
Secondary	7	768,502.54	0.41

Total:	1,382	$186,237,110.71	100.00%

Use of Proceeds	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Cash Out	890	$118,476,336.60	63.62%
Purchase	379	52,734,116.41	28.32
Rate/Term Refinance	113	15,026,657.70	8.07

Total:	1,382	$186,237,110.71	100.00%

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
5.01 to 10.00	1	$134,877.96	0.07%
25.01 to 30.00	5	405,335.31	0.22
30.01 to 35.00	4	224,593.74	0.12
35.01 to 40.00	9	983,634.32	0.53
40.01 to 45.00	2	200,331.38	0.11
45.01 to 50.00	17	1,911,865.85	1.03
50.01 to 55.00	18	2,036,643.21	1.09
55.01 to 60.00	23	3,208,651.15	1.72
60.01 to 65.00	39	4,742,659.55	2.55
65.01 to 70.00	68	9,201,739.94	4.94
70.01 to 75.00	128	18,059,573.07	9.70
75.01 to 80.00	330	43,601,025.05	23.41
80.01 to 85.00	147	19,623,314.98	10.54
85.01 to 90.00	370	50,657,629.06	27.20
90.01 to 95.00	114	16,176,795.82	8.69
95.01 to 100.00	107	15,068,440.32	8.09

Total:	1,382	$186,237,110.71	100.00%

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
California	178	$35,479,209.72	19.05%
Florida	187	24,741,500.33	13.28
Ohio	108	10,942,103.80	5.88
Texas	85	8,287,530.71	4.45
Georgia	58	7,484,050.14	4.02
Michigan	58	6,860,030.30	3.68
New York	38	6,533,272.78	3.51
Virginia	44	6,254,166.45	3.36
North Carolina	43	5,866,648.78	3.15
Pennsylvania	57	5,317,284.46	2.86
Washington	28	4,725,455.53	2.54
Illinois	27	4,510,248.79	2.42
Missouri	38	4,503,857.87	2.42
Oregon	26	3,929,076.61	2.11
Colorado	22	3,873,926.64	2.08
Maryland	28	3,697,591.18	1.99
Louisiana	31	3,689,556.01	1.98
Nevada	25	3,567,380.72	1.92
South Carolina	25	3,474,968.70	1.87
Arizona	26	3,187,790.98	1.71
Tennessee	27	2,500,140.90	1.34
Connecticut	15	2,472,562.28	1.33
Massachusetts	11	2,373,534.81	1.27
Oklahoma	23	2,154,107.23	1.16
Kentucky	18	2,053,260.78	1.10

(Continued on next page)

Location (continued)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Indiana	27	$2,025,274.13	1.09%
District of Columbia	11	1,767,919.66	0.95
Utah	12	1,534,660.06	0.82
Mississippi	13	1,447,662.19	0.78
Alabama	15	1,381,946.82	0.74
Kansas	9	1,001,749.49	0.54
New Hampshire	5	1,005,996.25	0.54
Maine	7	891,523.21	0.48
Arkansas	10	866,991.24	0.47
Idaho	7	785,316.29	0.42
Wisconsin	5	652,965.59	0.35
Minnesota	5	611,120.87	0.33
Rhode Island	3	595,220.28	0.32
New Jersey	4	551,211.20	0.30
Montana	3	547,648.19	0.29
Delaware	2	413,051.51	0.22
Iowa	4	372,880.15	0.20
New Mexico	4	350,932.58	0.19
Wyoming	3	356,256.75	0.19
West Virginia	2	214,815.42	0.12
Vermont	2	174,493.54	0.09
South Dakota	2	113,761.05	0.06
Nebraska	1	94,457.74	0.05

Total:	1,382	$186,237,110.71	100.00%

Documentation	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Full	811	$99,846,214.77	53.61%
Stated Income	426	65,132,080.20	34.97
No Documentation	115	16,981,143.16	9.12
Limited Documentation	30	4,277,672.58	2.30

Total:	1,382	$186,237,110.71	100.00%

Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
A	2	$126,701.51	0.07%
Alt A	273	41,867,388.45	22.48
M1	657	89,359,229.08	47.98
M2	321	39,643,757.47	21.29
M3	97	10,824,912.43	5.81
M4	32	4,415,121.77	2.37

Total:	1,382	$186,237,110.71	100.00%

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
FR30	182	$26,389,108.63	78.32%
FR15	51	5,713,924.26	16.96
FR20	7	956,117.13	2.84
Fixed Rate 30 Year IO	3	359,900.00	1.07
BALL15	2	146,617.19	0.44
FR25	1	88,120.68	0.26
FR10	1	40,090.00	0.12

Total:	247	$33,693,877.89	100.00%

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
ARM 2/28 - 6 Month LIBOR	985	$130,489,666.73	85.54%
ARM 3/27 - 6 Month LIBOR	104	13,009,385.35	8.53
ARM 2/28 IO	35	6,961,077.93	4.56
ARM 3/27 IO	5	1,015,200.00	0.67
ARM 5/25	5	796,171.01	0.52
ARM - 6 Month LIBOR	1	271,731.80	0.18

Total:	1,135	$152,543,232.82	100.00%

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
First Lien	1,382	$186,237,110.71	100.00%

Total:	1,382	$186,237,110.71	100.00%

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.17%
4.501 to 5.000	5	864,352.73	0.46
5.001 to 5.500	20	3,346,788.16	1.80
5.501 to 6.000	69	12,453,576.37	6.69
6.001 to 6.500	157	23,780,304.55	12.77
6.501 to 7.000	243	37,450,689.92	20.11
7.001 to 7.500	180	25,350,151.66	13.61
7.501 to 8.000	146	19,581,055.26	10.51
8.001 to 8.500	104	11,468,511.03	6.16
8.501 to 9.000	106	12,709,736.58	6.82
9.001 to 9.500	126	15,187,468.04	8.15
9.501 to 10.000	124	14,491,181.16	7.78
10.001 to 10.500	60	6,596,084.54	3.54
10.501 to 11.000	32	2,148,933.40	1.15
11.001 to 11.500	9	492,172.15	0.26

Total:	1,382	$186,237,110.71	100.00%

Range of Gross Margins (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
3.501 to 4.000	5	$870,867.94	0.57%
4.001 to 4.500	23	2,963,880.55	1.94
4.501 to 5.000	82	12,925,836.89	8.47
5.001 to 5.500	139	22,371,757.06	14.67
5.501 to 6.000	127	21,264,830.60	13.94
6.001 to 6.500	113	16,464,231.08	10.79
6.501 to 7.000	90	12,427,760.59	8.15
7.001 to 7.500	62	8,256,673.74	5.41
7.501 to 8.000	87	9,883,986.61	6.48
8.001 to 8.500	243	29,423,505.49	19.29
8.501 to 9.000	115	11,521,895.42	7.55
9.001 to 9.500	44	3,758,235.95	2.46
9.501 to 10.000	4	331,060.96	0.22
10.501 to 11.000	1	78,709.94	0.05

Total:	1,135	$152,543,232.82	100.00%

Range of Maximum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
11.001 to 11.500	2	$446,803.98	0.29%
11.501 to 12.000	6	1,047,040.14	0.69
12.001 to 12.500	17	3,043,771.89	2.00
12.501 to 13.000	51	9,541,920.34	6.26
13.001 to 13.500	93	14,853,648.27	9.74
13.501 to 14.000	134	20,946,339.25	13.73
14.001 to 14.500	99	15,159,096.52	9.94
14.501 to 15.000	67	9,869,124.97	6.47
15.001 to 15.500	50	6,834,146.39	4.48
15.501 to 16.000	77	9,535,583.90	6.25
16.001 to 16.500	113	14,075,546.66	9.23
16.501 to 17.000	122	14,425,511.92	9.46
17.001 to 17.500	62	7,024,913.36	4.61
17.501 to 18.000	36	2,899,537.99	1.90
18.001 to 18.500	24	1,952,928.57	1.28
18.501 to 19.000	14	1,739,648.44	1.14
19.001 to 19.500	27	3,595,412.06	2.36
19.501 to 20.000	25	4,069,764.50	2.67
20.001 to 20.500	23	3,105,886.93	2.04
20.501 to 21.000	19	1,748,637.82	1.15
21.001 to 21.500	15	1,914,508.05	1.26
21.501 to 22.000	14	1,330,063.68	0.87
22.001 to 22.500	17	1,290,384.11	0.85
22.501 to 23.000	14	1,145,243.56	0.75
23.001 to 23.500	3	294,734.51	0.19
23.501 to 24.000	6	390,369.69	0.26
24.001 to 24.500	1	41,577.70	0.03
24.501 to 25.000	4	221,087.62	0.14

Total:	1,135	$152,543,232.82	100.00%

Range of Minimum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.21%
4.501 to 5.000	5	864,352.73	0.57
5.001 to 5.500	19	3,168,715.20	2.08
5.501 to 6.000	61	11,200,195.69	7.34
6.001 to 6.500	124	18,641,669.62	12.22
6.501 to 7.000	187	28,627,910.68	18.77
7.001 to 7.500	139	19,706,045.85	12.92
7.501 to 8.000	98	13,393,121.33	8.78
8.001 to 8.500	81	9,228,344.31	6.05
8.501 to 9.000	85	10,122,440.30	6.64
9.001 to 9.500	118	14,337,206.23	9.40
9.501 to 10.000	120	14,117,356.14	9.25
10.001 to 10.500	58	6,407,982.74	4.20
10.501 to 11.000	30	1,919,614.69	1.26
11.001 to 11.500	9	492,172.15	0.32

Total:	1,135	$152,543,232.82	100.00%

Next Interest Rate Adjustment Date (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
2004 August	1	$271,731.80	0.18%
2005 December	39	4,968,565.85	3.26
2005 November	174	19,767,246.80	12.96
2005 October	8	786,295.10	0.52
2006 December	3	496,004.09	0.33
2006 February	619	87,470,959.75	57.34
2006 January	154	21,214,952.16	13.91
2006 March	26	3,242,725.00	2.13
2006 November	25	3,057,104.84	2.00
2006 October	1	65,547.28	0.04
2007 February	57	7,529,874.25	4.94
2007 January	22	2,791,054.89	1.83
2007 March	1	85,000.00	0.06
2008 December	1	79,937.47	0.05
2008 November	4	716,233.54	0.47

Total:	1,135	$152,543,232.82	100.00%

Initial Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	3	$508,208.25	0.33%
2.000	11	1,667,631.14	1.09
3.000	1,121	150,367,393.43	98.57

Total:	1,135	$152,543,232.82	100.00%

Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	1,135	$152,543,232.82	100.00%

Total:	1,135	$152,543,232.82	100.00%

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1

Group III Initial Mortgage Loans

As of February 1, 2004

# of Mortgage Loans	1,643
Aggregate Outstanding Prn. Bal.	$280,522,920.19
Aggregate Original Prn Bal.	$280,859,903.10

	Minimum	Maximum	Average
Outstanding Principal Balance	$39,577.17	$998,974.60	$170,738.24
Original Principal Balance	$39,600.00	$999,999.00	$240,735.40

	Minimum	Maximum	Weighted Average
Original LTV Ratio	17.54%	100.00%	83.06%
Original CLTV Ratio	17.54%	100.00%	83.06%
Mortgage Rate	4.750%	12.100%	7.375%
Mortgage Rate Fixed	4.990%	12.100%	7.432%
Mortgage Rate ARM	4.750%	11.250%	7.363%
Original Term (Months)	180	360	354
Remaining Term (Months)	177	360	352
Seasoning (Months)	0	8	2
Credit Score	507	800	622

	Earliest	Latest
Origination Date	6/26/2003	2/5/2004
Maturity Date	12/1/2018	3/1/2034

(ARM Loan Characteristics)

# of ARM Loans	1,294
Aggregate Outstanding Prn. Bal.	$232,048,091.47
Aggregate Original Prn Bal.	$232,307,900.10

	Minimum	Maximum	Average
Outstanding Principal Balance	$39,577.17	$998,974.60	$179,326.19
Original Principal Balance	$39,600.00	$999,999.00	$250,573.13

	Minimum	Maximum	Weighted Average
Margin	0.010%	9.350%	6.264%
Maximum Mortgage Rate	11.550%	23.740%	14.776%
Minimum Mortgage Rate	4.750%	11.250%	7.363%
Initial Rate Cap	2.000%	3.000%	2.991%
Periodic Rate Cap	1.000%	2.000%	1.001%
Months to Next Adjustment	16	57	24

Product Type	Percent of Aggregate Principal Balance	Loan Purpose	Percent of Aggregate Principal Balance
Fully Amortizing Fixed Rate	17.25	Cash Out	59.33
Fixed Rate Balloon	0.03	Purchase	33.16
Subtotal - (Total Fixed Rate)	17.28	Rate/Term Refinance	7.51

Fully Amortizing Adjustable Rate	82.72	Total:	100.00%

Total:	100.00%

Property Type	Percent of Aggregate Principal Balance	MI Provider	Percent of Aggregate Principal Balance
Single Family Residence	74.65	No Provider	74.09
PUD	14.98	MGIC	25.91

Condo	5.40	Total:	100.00%
Multi-Unit	4.96

Total:	100.00%

Occupancy Status	Percent of Aggregate Principal Balance	Documentation Type	Percent of Aggregate Principal Balance
Primary	95.04	Full	49.74
Investment (Non Owner Occupied)	3.51	Stated	42.65
Secondary	1.45	No Doc	5.45

Total:	100.00%	Limited	2.16

		Total:	100.00%

Range of Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.01 to 50,000.00	43	$1,883,475.43	0.67%
50,000.01 to 100,000.00	392	30,923,877.01	11.02
100,000.01 to 150,000.00	475	58,874,211.06	20.99
150,000.01 to 200,000.00	303	52,471,504.89	18.70
200,000.01 to 250,000.00	144	31,967,136.62	11.40
250,000.01 to 300,000.00	86	23,455,644.73	8.36
300,000.01 to 350,000.00	73	23,879,447.17	8.51
350,000.01 to 400,000.00	48	18,016,082.40	6.42
400,000.01 to 450,000.00	32	13,646,809.40	4.86
450,000.01 to 500,000.00	31	14,968,711.89	5.34
500,000.01 to 550,000.00	4	2,125,055.95	0.76
550,000.01 to 600,000.00	5	2,877,573.27	1.03
600,000.01 to 650,000.00	2	1,297,193.30	0.46
650,000.01 to 700,000.00	1	663,273.21	0.24
750,000.01 to 800,000.00	1	756,690.18	0.27
800,000.01 to 850,000.00	1	817,259.08	0.29
850,000.01 to 900,000.00	1	900,000.00	0.32
950,000.01 to 1,000,000.00	1	998,974.60	0.36

Total:	1,643	$280,522,920.19	100.00%

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
501 to 525	56	$8,049,255.04	2.87%
526 to 550	162	22,876,442.97	8.15
551 to 575	244	36,782,984.17	13.11
576 to 600	242	36,865,127.31	13.14
601 to 625	264	47,114,860.89	16.80
626 to 650	219	41,198,938.15	14.69
651 to 675	181	35,375,125.25	12.61
676 to 700	135	25,901,463.72	9.23
701 to 725	75	14,961,315.10	5.33
726 to 750	32	5,905,768.98	2.11
751 to 775	21	3,391,329.96	1.21
776 to 800	12	2,100,308.65	0.75

Total:	1,643	$280,522,920.19	100.00%

Range of Remaining Terms (Months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
169 to 180	87	$9,226,814.90	3.29%
229 to 240	11	1,189,405.04	0.42
349 to 360	1,545	270,106,700.25	96.29

Total:	1,643	$280,522,920.19	100.00%

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Single Family Residence	1,270	$209,418,542.61	74.65%
PUD	211	42,034,238.14	14.98
Condo	97	15,156,088.68	5.40
Multi-Unit	65	13,914,050.76	4.96

Total:	1,643	$280,522,920.19	100.00%

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Primary	1,541	$266,615,118.87	95.04%
Investment (Non Owner Occupied)	77	9,848,771.65	3.51
Secondary	25	4,059,029.67	1.45

Total:	1,643	$280,522,920.19	100.00%

Use of Proceeds	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Cash Out	975	$166,431,837.00	59.33%
Purchase	527	93,031,639.33	33.16
Rate/Term Refinance	141	21,059,443.86	7.51

Total:	1,643	$280,522,920.19	100.00%

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
15.01 to 20.00	1	$149,778.89	0.05%
20.01 to 25.00	3	249,095.64	0.09
25.01 to 30.00	4	229,774.70	0.08
35.01 to 40.00	7	513,972.78	0.18
40.01 to 45.00	10	1,710,128.83	0.61
45.01 to 50.00	17	2,145,991.57	0.76
50.01 to 55.00	19	2,746,025.00	0.98
55.01 to 60.00	51	8,817,835.95	3.14
60.01 to 65.00	60	10,472,455.91	3.73
65.01 to 70.00	94	14,703,258.50	5.24
70.01 to 75.00	142	23,125,024.12	8.24
75.01 to 80.00	320	55,203,909.73	19.68
80.01 to 85.00	198	35,254,322.40	12.57
85.01 to 90.00	373	64,752,881.60	23.08
90.01 to 95.00	174	31,499,058.17	11.23
95.01 to 100.00	170	28,949,406.40	10.32

Total:	1,643	$280,522,920.19	100.00%

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
California	290	$74,053,315.29	26.40%
Florida	286	41,831,904.29	14.91
Virginia	62	11,620,275.91	4.14
Ohio	84	10,346,590.94	3.69
Michigan	66	9,523,821.19	3.40
Texas	62	9,358,769.95	3.34
Washington	45	9,339,786.39	3.33
Georgia	57	8,911,654.50	3.18
Colorado	44	8,421,022.19	3.00
New York	42	7,908,354.24	2.82
North Carolina	53	6,869,436.83	2.45
Massachusetts	22	6,427,585.11	2.29
Maryland	35	6,352,612.72	2.26
Nevada	33	6,291,627.10	2.24
Illinois	30	5,943,984.39	2.12
Pennsylvania	49	5,960,621.49	2.12
Arizona	34	5,635,445.97	2.01
Louisiana	43	4,478,466.77	1.60
Connecticut	21	3,996,670.29	1.42
Tennessee	32	3,867,647.66	1.38
District of Columbia	15	3,204,877.99	1.14
Missouri	24	3,028,535.00	1.08
Indiana	24	2,719,586.39	0.97
Oregon	18	2,705,569.61	0.96
South Carolina	22	2,370,911.30	0.85
New Hampshire	11	1,775,527.98	0.63
Delaware	9	1,713,065.53	0.61
Minnesota	11	1,594,440.77	0.57
Oklahoma	15	1,483,641.70	0.53
Mississippi	13	1,377,335.84	0.49
Arkansas	12	1,292,069.04	0.46
Kentucky	8	1,251,761.13	0.45

(Continued on next page)

Location (continued)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
New Jersey	6	$1,111,173.41	0.40%
Kansas	11	1,066,887.21	0.38
Maine	7	976,899.08	0.35
Utah	4	839,717.74	0.30
Alabama	10	819,363.00	0.29
Wisconsin	5	821,313.38	0.29
Idaho	6	748,047.77	0.27
New Mexico	5	623,483.07	0.22
Rhode Island	3	567,777.83	0.20
West Virginia	5	402,673.16	0.14
Nebraska	4	360,454.44	0.13
Iowa	3	267,942.97	0.10
Montana	1	134,961.93	0.05
South Dakota	1	125,309.70	0.04

Total:	1,643	$280,522,920.19	100.00%

Documentation	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Full	920	$139,526,140.14	49.74%
Stated Income	602	119,632,838.67	42.65
No Documentation	88	15,300,132.05	5.45
Limited Documentation	33	6,063,809.33	2.16

Total:	1,643	$280,522,920.19	100.00%

Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
A+	1	$264,514.97	0.09%
A	1	817,259.08	0.29
Alt A	284	55,551,010.66	19.80
M1	955	163,068,785.37	58.13
M2	313	47,479,357.06	16.93
M3	54	8,429,091.33	3.00
M4	34	4,595,535.86	1.64
FICO Enhanced	1	317,365.86	0.11

Total:	1,643	$280,522,920.19	100.00%

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
FR30	249	$37,709,829.78	77.79%
FR15	86	9,141,868.55	18.86
FR20	11	1,189,405.04	2.45
Fixed Rate 30 Year IO	2	348,779.00	0.72
BALL15	1	84,946.35	0.18

Total:	349	$48,474,828.72	100.00%

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
ARM 2/28 - 6 Month LIBOR	1,118	$194,931,656.80	84.00%
ARM 3/27 - 6 Month LIBOR	106	16,637,104.04	7.17
ARM 2/28 IO	52	14,902,225.92	6.42
ARM 3/27 IO	8	3,128,022.75	1.35
ARM 5/25	9	2,114,651.22	0.91
ARM 3YR	1	334,430.74	0.14

Total:	1,294	$232,048,091.47	100.00%

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
First Lien	1,643	$280,522,920.19	100.00%

Total:	1,643	$280,522,920.19	100.00%

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.501 to 5.000	4	$1,107,132.34	0.39%
5.001 to 5.500	19	4,340,039.00	1.55
5.501 to 6.000	86	22,900,332.03	8.16
6.001 to 6.500	156	32,622,238.88	11.63
6.501 to 7.000	309	57,545,757.47	20.51
7.001 to 7.500	278	49,004,439.07	17.47
7.501 to 8.000	281	44,279,276.43	15.78
8.001 to 8.500	182	27,342,929.68	9.75
8.501 to 9.000	183	23,513,249.53	8.38
9.001 to 9.500	77	10,216,521.78	3.64
9.501 to 10.000	45	4,970,839.48	1.77
10.001 to 10.500	13	1,551,830.70	0.55
10.501 to 11.000	6	632,425.93	0.23
11.001 to 11.500	2	384,778.98	0.14
11.501 to 12.000	1	55,983.94	0.02
12.001 to 12.500	1	55,144.95	0.02

Total:	1,643	$280,522,920.19	100.00%

Range of Gross Margins (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.001 to 0.500	1	$104,448.60	0.05%
2.501 to 3.000	1	334,430.74	0.14
3.001 to 3.500	1	161,782.74	0.07
3.501 to 4.000	1	998,974.60	0.43
4.001 to 4.500	18	5,131,214.93	2.21
4.501 to 5.000	61	12,322,490.33	5.31
5.001 to 5.500	179	34,839,070.95	15.01
5.501 to 6.000	231	43,533,703.35	18.76
6.001 to 6.500	240	43,929,677.82	18.93
6.501 to 7.000	216	36,990,058.10	15.94
7.001 to 7.500	173	27,573,074.34	11.88
7.501 to 8.000	167	24,163,739.14	10.41
8.001 to 8.500	4	1,630,538.93	0.70
9.001 to 9.500	1	334,886.90	0.14

Total:	1,294	$232,048,091.47	100.00%

Range of Maximum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
11.501 to 12.000	4	$1,078,064.70	0.46%
12.001 to 12.500	16	3,734,744.06	1.61
12.501 to 13.000	50	14,738,902.75	6.35
13.001 to 13.500	96	21,956,695.96	9.46
13.501 to 14.000	228	43,293,385.22	18.66
14.001 to 14.500	217	39,796,270.82	17.15
14.501 to 15.000	205	34,780,128.65	14.99
15.001 to 15.500	140	22,480,773.04	9.69
15.501 to 16.000	144	19,631,374.13	8.46
16.001 to 16.500	64	8,857,567.85	3.82
16.501 to 17.000	29	3,829,327.07	1.65
17.001 to 17.500	9	1,275,505.47	0.55
17.501 to 18.000	12	2,908,793.68	1.25
18.001 to 18.500	10	1,810,034.07	0.78
18.501 to 19.000	12	2,658,701.18	1.15
19.001 to 19.500	9	1,601,375.33	0.69
19.501 to 20.000	14	2,829,564.23	1.22
20.001 to 20.500	12	1,968,960.54	0.85
20.501 to 21.000	6	730,402.52	0.31
21.001 to 21.500	7	1,168,470.66	0.50
21.501 to 22.000	5	610,188.21	0.26
22.001 to 22.500	2	153,501.91	0.07
23.001 to 23.500	2	114,532.84	0.05
23.501 to 24.000	1	40,826.58	0.02

Total:	1,294	$232,048,091.47	100.00%

Range of Minimum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.501 to 5.000	3	$964,667.79	0.42%
5.001 to 5.500	16	3,666,677.91	1.58
5.501 to 6.000	60	16,663,061.15	7.18
6.001 to 6.500	120	26,812,809.31	11.55
6.501 to 7.000	256	49,012,166.92	21.12
7.001 to 7.500	235	42,492,105.35	18.31
7.501 to 8.000	220	36,823,625.17	15.87
8.001 to 8.500	143	22,798,874.57	9.83
8.501 to 9.000	147	19,786,733.55	8.53
9.001 to 9.500	64	8,857,567.85	3.82
9.501 to 10.000	24	3,059,972.31	1.32
10.001 to 10.500	4	581,663.20	0.25
10.501 to 11.000	1	193,279.49	0.08
11.001 to 11.500	1	334,886.90	0.14

Total:	1,294	$232,048,091.47	100.00%

Next Interest Rate Adjustment Date (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
2005 December	63	$10,797,510.63	4.65%
2005 July	1	183,979.69	0.08
2005 November	94	15,549,261.69	6.70
2005 October	2	687,286.06	0.30
2006 December	2	283,457.02	0.12
2006 February	472	95,560,650.35	41.18
2006 January	535	86,068,577.75	37.09
2006 March	3	986,616.55	0.43
2006 November	10	1,495,584.74	0.64
2006 September	1	334,430.74	0.14
2007 February	47	8,652,585.99	3.73
2007 January	55	9,333,499.04	4.02
2008 December	2	628,472.48	0.27
2008 November	7	1,486,178.74	0.64

Total:	1,294	$232,048,091.47	100.00%

Initial Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
2.000	9	$2,056,887.96	0.89%
3.000	1,285	229,991,203.51	99.11

Total:	1,294	$232,048,091.47	100.00%

Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	1,293	$231,713,660.73	99.86%
2.000	1	334,430.74	0.14

Total:	1,294	$232,048,091.47	100.00%